                                                                    EXHIBIT 10.2
--------------------------------------------------------------------------------
                     DEBTOR IN POSSESSION CREDIT AGREEMENT

                         Dated as of October 5, 1998,

                                     among

                             BOSTON CHICKEN, INC.
                      and the other Borrowers hereunder,
                      Debtors and Debtors in Possession,

                                 as Borrowers,

                         THE LENDERS SIGNATORY HERETO
                              FROM TIME TO TIME,

                                  as Lenders,


                     GENERAL ELECTRIC CAPITAL CORPORATION,

                     as Administrative Agent and a Lender,

                                      and

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,

                       as Collateral Agent and a Lender

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                 PAGE
---------------------------------------------------------------------------------------------------------------------
1.  AMOUNT AND TERMS OF CREDIT..................................................................................    3
    1.1    Credit Facilities....................................................................................    3
           -----------------
    1.2    Letters of Credit....................................................................................    4
           -----------------
    1.3    Prepayments..........................................................................................    4
           -----------
    1.4    Use of Proceeds......................................................................................    5
           ---------------
    1.5    Interest and Margins.................................................................................    6
           --------------------
    1.6    Cash Management System...............................................................................    7
           ----------------------
    1.7    Fees.................................................................................................    7
           ----
    1.8    Receipt of Payments..................................................................................    7
           -------------------
    1.9    Application and Allocation of Payments...............................................................    7
           --------------------------------------
    1.10   Loan Account and Accounting..........................................................................    8
           ---------------------------
    1.11   Indemnity............................................................................................    8
           ---------
    1.12   Access...............................................................................................    8
           ------
    1.13   Taxes................................................................................................    9
           -----
    1.14   Capital Adequacy; Increased Costs; Illegality........................................................    9
           ---------------------------------------------
    1.15   Single Revolving Loan................................................................................   11
           ---------------------
    1.16   Priority of Obligations and Collateral Agent's Liens; Cash Collateral................................   11
           ---------------------------------------------------------------------
    1.17   Appointment of Borrower Representative...............................................................   11
           --------------------------------------

2.  CONDITIONS PRECEDENT........................................................................................   12
    2.1   Conditions to the Initial Revolving Credit Advance....................................................   12
          --------------------------------------------------
    2.2   Further Conditions....................................................................................   12
          -----------------

3.  REPRESENTATIONS AND WARRANTIES..............................................................................   13
    3.1   Corporate or Other Existence; Compliance with Law.....................................................   13
          -------------------------------------------------
    3.2   Executive Offices; Collateral Locations; FEIN.........................................................   14
          ---------------------------------------------
    3.3   Corporate or Other Power, Authorization, Enforceable Obligations......................................   14
          ----------------------------------------------------------------
    3.4   Financial Statements; Budget..........................................................................   15
          ----------------------------
    3.5   Material Adverse Effect...............................................................................   15
          -----------------------
    3.6   Ownership of Property; Liens..........................................................................   15
          ----------------------------
    3.7   Labor Matters.........................................................................................   16
          -------------
    3.8   Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness.............................   17
          -------------------------------------------------------------------------
    3.9   Government Regulation.................................................................................   17
          ---------------------
    3.10  Margin Regulations....................................................................................   17
          ------------------
    3.11  Taxes.................................................................................................   17
          -----
    3.12  ERISA.................................................................................................   18
          -----
    3.13  No Litigation.........................................................................................   18
          -------------
    3.14  Brokers...............................................................................................   18
          -------
    3.15  Intellectual Property.................................................................................   18
          ---------------------
    3.16  Full Disclosure.......................................................................................   18
          ---------------
    3.17  Environmental Matters.................................................................................   18
          ---------------------
    3.18  Insurance.............................................................................................   19
          ---------
    3.19  Deposit and Disbursement Accounts.....................................................................   19
          ---------------------------------
    3.20  Trade Relations.......................................................................................   19
          ---------------
    3.21  Supply Agreements; Licenses and Permits...............................................................   20
          ---------------------------------------

     3.22   Schedules to Facilities Agreement...................................................................   20
            ---------------------------------

4.   FINANCIAL STATEMENTS AND INFORMATION.......................................................................   20
     4.1   Reports and Notices..................................................................................   20
           -------------------
     4.2   Communication with Accountants.......................................................................   20
           ------------------------------

5.   AFFIRMATIVE COVENANTS......................................................................................   20
     5.1   Maintenance of Existence and Conduct of Business.....................................................   20
           ------------------------------------------------
     5.2   Payment of Obligations...............................................................................   21
           ----------------------
     5.3   Books and Records....................................................................................   21
           -----------------
     5.4   Insurance; Damage to or Destruction of Collateral....................................................   21
           -------------------------------------------------
     5.5   Compliance with Laws.................................................................................   22
           --------------------
     5.6   Schedules; Supplemental Disclosure...................................................................   22
           ----------------------------------
     5.7   Intellectual Property................................................................................   22
           ---------------------
     5.8   Environmental Matters................................................................................   22
           ---------------------
     5.9   Further Assurances...................................................................................   22
           ------------------
     5.10  Year 2000 Problems...................................................................................   22
           ------------------
     5.11  Post-Closing Delivery of Certain Schedules; Bankruptcy Schedules as Substitutes For Certain Schedules   23
           -----------------------------------------------------------------------------------------------------

6.   NEGATIVE COVENANTS.........................................................................................   23
     6.1   Mergers, Subsidiaries, Etc...........................................................................   23
           --------------------------
     6.2   Investments..........................................................................................   23
           -----------
     6.3   Indebtedness.........................................................................................   24
           ------------
     6.4   Employee Loans and Affiliate Transactions............................................................   24
           -----------------------------------------
     6.5   Capital Structure and Business.......................................................................   24
           ------------------------------
     6.6   Guaranteed Indebtedness..............................................................................   24
           -----------------------
     6.7   Liens................................................................................................   24
           -----
     6.8   Sale of Stock and Assets.............................................................................   26
           ------------------------
     6.9   ERISA................................................................................................   26
           -----
     6.10  Financial Covenants..................................................................................   26
           -------------------
     6.11  Hazardous Materials..................................................................................   26
           -------------------
     6.12  Sale-Leasebacks......................................................................................   26
           ---------------
     6.13  Cancellation of Indebtedness.........................................................................   26
           ----------------------------
     6.14  Restricted Payments..................................................................................   26
           -------------------
     6.15  Change of Corporate Name or Location; Change of Fiscal Year..........................................   26
           -----------------------------------------------------------
     6.16  Leases; Capital Expenditures.........................................................................   27
           ----------------------------
     6.17  Prepetition Indebtedness.............................................................................   27
           ------------------------

7.   TERM.......................................................................................................   27
     7.1   Termination..........................................................................................   27
           -----------
     7.2   Survival of Obligations Upon Termination of Financing Arrangements...................................   27
           ------------------------------------------------------------------

8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES.....................................................................   28
     8.1   Events of Default....................................................................................   28
           -----------------
     8.2   Remedies.............................................................................................   30
           --------
     8.3   Waivers by Borrowers.................................................................................   30
           --------------------


9.   ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT........................................................   30
     9.1   Assignment and Participations........................................................................   30
           -----------------------------
     9.2   Appointment..........................................................................................   32
           -----------
     9.3   Reliance by Agents, Etc..............................................................................   33
           -----------------------
     9.4   Each Agent in its Individual Capacity................................................................   33
           -------------------------------------
     9.5   Lender Credit Decision...............................................................................   33
           ----------------------
     9.6   Indemnification......................................................................................   34
           ---------------
     9.7   Successor Agent......................................................................................   34
           ---------------
     9.8   Setoff and Sharing of Payments.......................................................................   35
           ------------------------------
     9.9   Revolving Credit Advances; Payments; Non-Funding Lenders; Information................................   35
           ---------------------------------------------------------------------

10.  SUCCESSORS AND ASSIGNS.....................................................................................   37

11.  MISCELLANEOUS..............................................................................................   37
     11.1   Complete Agreement; Modification of Agreement.......................................................   38
            ---------------------------------------------
     11.2   Amendments and Waivers..............................................................................   38
            ----------------------
     11.3   Fees and Expenses...................................................................................   40
            -----------------
     11.4   No Waiver...........................................................................................   41
            ---------
     11.5   Remedies............................................................................................   41
            --------
     11.6   Severability........................................................................................   41
            ------------
     11.7   Conflict of Terms...................................................................................   41
            -----------------
     11.8   Confidentiality.....................................................................................   41
            ---------------
     11.9   GOVERNING LAW.......................................................................................   42
            -------------
     11.10  Notices.............................................................................................   42
            -------
     11.11  Section Titles......................................................................................   43
            --------------
     11.12  Counterparts........................................................................................   43
            ------------
     11.13  WAIVER OF JURY TRIAL................................................................................   43
            --------------------
     11.14  Press Releases......................................................................................   43
            --------------
     11.15  Advice of Counsel...................................................................................   43
            -----------------
     11.16  No Strict Construction..............................................................................   43
            ----------------------
     11.17  No Limitation on Objection Rights; Limited Scope of Consents........................................   43
            ------------------------------------------------------------

                              INDEX OF APPENDICES

ANNEXES
-------

Annex A (Recitals)                Definitions
Annex B (Section 1.2)             Letters of Credit
Annex C (Section 1.6)             Cash Management System
Annex D (Section 2.1(a))          Schedule of Documents
Annex E (Section 4.1(a))          Financial Statements and Budget -- Reporting
Annex F (Section 6.10)            Financial Covenants
Annex G (Section 9.9(a))          Lenders' Wire Transfer Information
Annex H (Section 11.10)           Notice Addresses
Annex I (Annex A )                Revolving Loan Commitments as of Closing Date
Annex J (Annex A)                 Availability Amounts for each Retail Period
Annex K (Recitals)                Chapter 11 Case No. for each Borrower

EXHIBITS
--------

Exhibit 1.1(a)(i)                 Form of Notice of Revolving Credit Advance
Exhibit 1.1(a)(ii)                Form of Revolving Note
Exhibit 1.3(a)                    Form of Notice of Voluntary Prepayment/Reduction
Exhibit 1.3(b)                    Form of Notice of Mandatory Prepayment
Exhibit 2.2(b)                    Form of Interim Order
Exhibit 9.1(a)                    Form of Assignment Agreement
Exhibit C-1                       Form of Collection Account Agreement
Exhibit C-2                       Form of Activation Notice
Exhibit E                         Form of Compliance Certificate

SCHEDULES
---------

Schedule  3.2                     Executive Offices; Collateral Locations; FEIN
Schedule  3.4(a)                  Financial Statements
Schedule  3.4(b)                  Budget
Schedule  3.6                     Real Estate and Leases
Schedule  3.7                     Labor Matters
Schedule  3.8                     Ventures and Affiliates; Stock
Schedule  3.11                    Tax Matters
Schedule  3.15                    Intellectual Property
Schedule  3.17                    Hazardous Materials
Schedule  3.18                    Insurance
Schedule  3.19                    Deposit and Disbursement Accounts
Schedule  3.21                    Supply Agreements; Licenses and Permits
Schedule  5.1                     Trade Names
Schedule  6.2                     Existing Investments
Schedule  6.3                     Existing Indebtedness
Schedule  6.6                     Existing Guaranteed Indebtedness
Schedule  6.7                     Existing Liens
Schedule  6.16                    Existing Operating and Capital Leases

          THIS DEBTOR IN POSSESSION CREDIT AGREEMENT ("Agreement") is entered
                                                       ---------
into as of October 5, 1998, by and among the following:

     (a)  (i)     Boston Chicken, Inc., a Delaware corporation ("BCI");
          (ii)    BC Real Estate Investments, Inc., a Delaware corporation;
          (iii)   BCI Acquisition Sub, L.L.C., a Delaware limited liability
                  company;
          (iv)    Progressive Food Concepts, Inc., a Delaware corporation;
          (v)     BCI Mayfair, Inc., a Delaware corporation;
          (vi)    BCI R&A, Inc., a Delaware corporation;
          (vii)   BCI Massachusetts, Inc., a Delaware corporation;
          (viii)  BCI West, Inc., a Delaware corporation;
          (ix)    BCI Southwest, Inc., a Delaware corporation;
          (x)     Buffalo P&L Food Services, Inc., a Delaware corporation; and
          (xi)    (1) Mid-Atlantic Restaurant Systems, Inc., a Delaware
                  corporation;
                  (2) Mayfair Partners, L.P., a Delaware limited liability
                  partnership;
                  (3) BC Great Lakes, L.L.C., a  Delaware limited liability
                  company;
                  (4) BC New York, L.L.C., a Delaware limited liability company;
                  (5) BC GoldenGate, L.L.C., a Delaware limited liability
                  company;
                  (6) BC Superior, L.L.C., a Delaware limited liability
                  company;
                  (7) BC Heartland, L.L.C., a Delaware limited liability
                  company;
                  (8) BC Tri-States, L.L.C., a Delaware limited liability
                  company;
                  (9) Finest Foodservice, L.L.C., a Delaware limited liability company;
                  (10) P & L Food Services, L.L.C., a Delaware limited liability company;
                  (11) R&A Food Services, L.P., a Delaware limited liability partnership;
                  (12) BC Boston, L.P., a Delaware limited liability
                  partnership;
                  (13) BCE West, L.P., a Delaware limited liability partnership;
                  and
                  (14) B.C.B.M. Southwest, L.P., a Delaware limited liability partnership;
          (the Persons identified in this CLAUSE (xi), the "Operating
                                                            ---------
     Subsidiaries"),
     ------------

as debtors and debtors in possession (each, a "Borrower," and collectively,
                                               --------
"Borrowers");
----------

     (b) GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself as a Lender, and as
                      ----------
Administrative Agent for Lenders;

     (c) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (in its individual capacity, "BofA"), for itself as a Lender and as Collateral Agent for
                      ----
Lenders (Administrative Agent and Collateral Agent being referred to collectively as "Agents"); and
                 ------

     (d) the other Lenders signatory hereto from time to time.

                                    RECITALS
                                    --------

     A.   On October 5, 1998 (the "Petition Date"), each Borrower commenced a
                                   -------------
chapter 11 case (each, a "Chapter 11 Case," and collectively, the "Chapter 11
                          ---------------                          ----------
Cases") by filing a voluntary petition for relief under chapter 11 of title 11
-----
of the United States Code, 11 U.S.C. (S)(S) 101 et seq. (the "Bankruptcy Code"),
                                                -------       ---------------
with the United States Bankruptcy Court for the District of Arizona (the

"Bankruptcy Court").  The Chapter 11 Case Number for each Borrower is set forth
-----------------
in ANNEX K.  Each Borrower continues to operate its business and manage its
   -------
properties as a debtor and debtor in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

     B. Borrowers have requested that Agents and Lenders provide a senior secured superpriority revolving credit facility of up to $70,000,000.

     C. Agents and Lenders are willing to make such postpetition loans and other extensions of credit to Borrowers upon the terms and conditions set forth herein.

     D. Prior to the Petition Date, BCI entered into the following senior secured financing facilities:

          (i) that certain Master Lease Agreement dated as of September 27, 1995, as amended (the "1995 Master Lease Agreement"), between BCI, as
                            ---------------------------
     lessee, and GE Capital, for itself and as agent for certain participants, as lessor, with respect to which GE Capital has participated a portion of its rights and interests to various financial institutions. Citizens Bank of Rhode Island is currently acting as lessor and agent (in the stead of GE Capital) under the 1995 Master Lease Agreement;

          (ii) that certain Secured Revolving Credit Agreement dated as of December 9, 1996, as amended by that certain First Amendment and Consent to Secured Revolving Credit Agreement dated as of October 24, 1997, and that certain Second Amendment and Consent to Secured Revolving Credit Agreement dated as of July 15, 1998 (collectively, the "Existing Credit Agreement"),
                                                   -------------------------
     among BCI, the financial institutions named as lenders thereto as revolving credit lenders and issuing lenders, the financial institutions named as lenders thereto as "Liquidity Lenders," GE Capital as co-agent for the Liquidity Lenders, and BofA as co-agent for the Liquidity Lenders and loan agent for the Liquidity Lenders, revolving credit lenders and issuing lenders. As of the Petition Date, the outstanding obligations owing with respect to the "Liquidity Loan" under and as defined in the Existing Credit Agreement was $35,037,179.60, consisting of principal of $35,000,000, accrued but unpaid interest of $37,068.49, and fees and costs of $111.11 (such amount, together with per diem interest of $9,828.77 per day after the Petition Date, the "Liquidity Loan Payoff Amount); and
                             ----------------------------

          (iii) that certain Master Lease Agreement No. 2 dated as of December 9, 1996 (as amended by that certain Amendment No. 1 to Master Lease Agreement No. 2 dated as of February 28, 1997, that certain Amendment No. 2 to Master Lease Agreement No. 2 dated as of March 18, 1997, and that certain Amendment No. 2 to Master Lease Agreement No. 2 dated as of July 15, 1998 (collectively, the "1996 Master Lease Agreement"), between BCI, as
                                  ---------------------------
     "lessee" and GE Capital, for itself and as agent for certain participants, as "lessor."

     E. Capitalized terms used in this Agreement shall have the meanings ascribed to them in ANNEX A and, for purposes of this Agreement and the other
                    -------
Loan Documents, the rules of construction set forth in ANNEX A shall govern.
                                                       -------
All exhibits, schedules, annexes and other attachments (collectively,

"Appendices") hereto, or expressly identified to this Agreement, are
-----------
incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   AMOUNT AND TERMS OF CREDIT

     1.1  Credit Facilities.
          -----------------
          (a)  Revolving Credit Facility.
               -------------------------
               (i) Subject to the terms and conditions hereof, each Lender agrees to make available to Borrowers from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a "Revolving Credit Advance"). The Pro Rata Share of the Revolving Loan
          -------------------------
          of any Lender shall not at any time exceed its separate Revolving Loan Commitment. The obligations of each Lender hereunder shall be several and not joint. The aggregate amount of Revolving Credit Advances outstanding shall not exceed at any time the Maximum Amount less the aggregate amount of the L/C Obligations outstanding at such time. In addition, the Net Advance Amount as of any time of determination during any Retail Period shall not exceed the Availability Amount applicable to such Retail Period (the limitation provided for in this sentence shall be referred to as the "Availability Limitation").
                                                -----------------------
          Until the Commitment Termination Date and subject to the terms and conditions hereof, Borrowers may from time to time borrow, repay and reborrow under this SECTION 1.1(a). Each Revolving Credit Advance shall be made on notice by Borrower Representative to the representatives of Administrative Agent specified in PARAGRAPH B of ANNEX H at the addresses specified therein. Any such notice must be
          -------
          given no later than 11:00 a.m. (New York time) on the Business Day of the proposed Revolving Credit Advance. Each such notice (a "Notice of
                                                                       ---------
          Revolving Credit Advance") shall be given in writing (by telecopy or
          ------------------------
          overnight courier) substantially in the form of EXHIBIT 1.1(a)(i), and
                                                          -----------------
          shall include the information required in such Exhibit and such other information as may be required by Administrative Agent. Notwithstanding anything to the contrary herein, in the event that, at the time of a request for a proposed Revolving Credit Advance, the ENBC Proceeds Cash Collateral Amount is greater than zero, the amount of the requested Revolving Credit Advance shall be reduced by an amount equal to the ENBC Proceeds Cash Collateral Amount.

               (ii) Borrowers shall jointly execute and deliver to each Lender a note to evidence the Revolving Loan Commitment of such Lender, which note shall be (A) in the principal amount of the Revolving Loan Commitment of such Lender, (B) dated the Closing Date, and (C) substantially in the form of EXHIBIT 1.1(a)(ii) (each a "Revolving
                                       ------------------          ---------
          Note" and collectively the "Revolving Notes").  Each Revolving Note
          ----                        ---------------
          shall represent the joint and several obligation of each Borrower to pay the amount of the applicable Lender's Revolving Loan Commitment or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances made to Borrowers together with interest thereon as prescribed in SECTION 1.5. Notwithstanding any provision herein contained to the contrary, any Lender may elect by written notice to Administrative Agent and Borrower Representative (which election may be revoked by written notice to Administrative Agent and Borrower Representative) to dispense with the issuance of a Revolving Note to such Lender and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it. The entire unpaid balance of the Revolving Loan and all other noncontingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

          (b) Reliance on Notices.  Administrative Agent shall be entitled to
              -------------------
     rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance or similar notice believed by Administrative Agent to be genuine. Administrative Agent may assume that each Person executing and delivering any such notice was duly authorized, unless the responsible individual acting thereon for Administrative Agent has actual knowledge to the contrary.

     1.2  Letters of Credit.  Subject to and in accordance with the terms and
          -----------------
conditions contained herein and in ANNEX B, Borrowers shall have the right to
                                   -------
request, and Lenders agree to incur, or purchase participations in, L/C Obligations in respect of Borrowers.

     1.3  Prepayments.
          -----------
          (a) Voluntary Prepayments.  Borrowers may, at any time on at least two
              ---------------------
     (2) Business Days' prior written notice in substantially the form of
     EXHIBIT 1.3(a) (a "Notice of Voluntary Prepayment/Reduction") from Borrower
     --------------     ----------------------------------------
     Representative to Administrative Agent, (x) voluntarily prepay all or part of the Revolving Loan and/or (y) permanently reduce (but not terminate) the Revolving Loan Commitments; provided, that (i) any such prepayments or
                                 --------
     reductions shall be in a minimum amount of $1,000,000 and integral multiples of $250,000 in excess of such amount and (ii) the Revolving Loan Commitments shall not be reduced to an amount less than the amount of the L/C Obligations. Borrowers may at any time on at least two (2) Business Days' prior written notice from Borrower Representative to Administrative Agent terminate the Revolving Loan Commitments; provided, that upon such
                                                     --------
     termination the Revolving Loan and other Obligations shall be immediately due and payable in full and Borrowers shall make arrangements, in accordance with the terms and conditions of ANNEX B, for the satisfaction
                                                 -------
     of any outstanding L/C Obligations. Any voluntary prepayment in full and any such reduction or termination of the Revolving Loan Commitments must be accompanied by payment of Agents' and each Lender's out-of-pocket expenses. Upon any reduction or termination of the Revolving Loan Commitments as provided above, Borrowers' right to request Revolving Credit Advances or request that L/C Obligations be incurred on their behalf shall simultaneously be permanently reduced or terminated, as the case may be; provided, that, subject to compliance with CLAUSE (ii) above, a permanent
     --------
     reduction of the Revolving Loan Commitments shall not require a corresponding reduction in the L/C Sublimit.

          (b) Mandatory Prepayments; ENBC Stock Proceeds.
              ------------------------------------------
               (i) Immediately upon receipt by any Borrower of (x) subject to
          SECTION 5.4(C), insurance proceeds, (y) federal, state or local tax refunds, or (z) subject (with respect to Subject Asset Sales) to CLAUSE (b)(iii) below, proceeds of any asset disposition (including condemnation proceeds, but excluding proceeds of any disposition of
          (1) assets in the ordinary course of business or (2) any ENBC Stock), Borrowers shall pay to Administrative Agent an amount equal to (A) 100% of the amount received (in the case of CLAUSES (x) and (y) above) and (B) the Net Cash Proceeds thereof (in the case of CLAUSE (z) above). Any such prepayment shall be applied in accordance with
          SECTION 1.3(c).

               (ii) Immediately upon receipt by BCI of proceeds of any disposition of the ENBC Stock, BCI shall (A) pay 25% of the Net Cash Proceeds thereof to the Common Collateral Agent in accordance with the Adequate Protection Order applicable to the 1996 Obligations, (B) pay 50% of the Net Cash Proceeds thereof to Administrative Agent, which amount paid pursuant to this CLAUSE (B) shall be applied as provided in SECTION 1.3(c) and (C) subject to SECTION 1.16(d), retain 25% of the Net Cash Proceeds thereof as Cash Collateral (the "ENBC Proceeds
                                                                 -------------
          Cash Collateral").
          ---------------

               (iii) With respect to any sale or other disposition by any Borrower of assets no longer used or useful in the conduct of Borrowers' business (any such sale, a "Subject Asset Sale"), the first
                                                 ------------------
          $500,000 of Net Cash Proceeds from all such Subject Asset Sales by all Borrowers during the period from and after the Closing Date may be retained by Borrowers, and thereafter:

                    (A) as to any individual Subject Asset Sale (or related
               series of sales) with respect to which the Net Cash Proceeds is $50,000 or more, the Net Cash Proceeds thereof shall, immediately upon receipt by any Borrower, be payable to Administrative Agent pursuant to SECTION 1.3(b)(i); and

                    (B) 100% of the Net Cash Proceeds of all other Subject Asset
               Sales that are received by Borrowers during any Fiscal Quarter, as reflected in the reports delivered pursuant to PARAGRAPH
               (d)(iii) of ANNEX E (or as otherwise determined in a manner that
                          -------
               is acceptable to Administrative Agent), shall be payable to Administrative Agent pursuant to SECTION 1.3(b)(i) within five Business Days after delivery of the relevant Financial Statements relating to such Fiscal Quarter.

     As soon as practicable before any mandatory prepayment is made under this
     SECTION 1.3(b) (or concurrently therewith if prior notice cannot be given), Borrower Representative shall deliver to Administrative Agent a written notice in substantially the form of EXHIBIT 1.3(b) (a "Notice of Mandatory
                                         --------------     -------------------
     Prepayment") with respect to such prepayment.
     ----------

          (c) Application of Mandatory Prepayments; Reduction of Commitments.
              --------------------------------------------------------------
     Any prepayments made by Borrowers pursuant to CLAUSE (b) above shall be applied as follows: first, to the outstanding principal balance of
                          -----
     Revolving Credit Advances until the same shall have been paid in full; and second, to any L/C Obligations, to provide cash collateral therefor in the
     ------
     manner set forth in ANNEX B, until all such L/C Obligations have been fully
                         -------
     cash collateralized in the manner set forth in ANNEX B.  Upon the
                                                    -------
     application of any prepayment pursuant to the preceding CLAUSE FIRST, the Revolving Loan Commitments shall be permanently reduced in an amount equal to the amount of such prepayment.

          (d) No Consent to Prohibited Transactions.  Nothing in this SECTION
              -------------------------------------
     1.3 shall be construed to constitute Agents' or any Lender's consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents.

     1.4  Use of Proceeds.   Borrowers shall utilize the proceeds of the
          ---------------
Revolving Credit Advances (i) to pay the Liquidity Loan Payoff Amount to the Liquidity Lenders, (ii) for the payment of costs and expenses of the financing transactions contemplated by this Agreement that are payable by Borrowers, (iii) for working capital requirements and other corporate purposes permitted by the terms of this Agreement, the other Loan Documents, the Bankruptcy Code and the Bankruptcy Court (including the expenses (including professional fees and expenses) arising in the Chapter 11 Cases as may be approved by the Bankruptcy Court); provided, that no portion of the Revolving Loan shall be used, directly
        --------
or indirectly: (a) to finance or make any Restricted Payment not permitted under
SECTION 6.14, or (b) to make any distribution under a plan of reorganization in the Chapter 11 Cases.

     1.5  Interest and Margins.
          --------------------
          (a) Borrowers shall pay interest to Administrative Agent, for the ratable benefit of Lenders, in accordance with the outstanding Revolving Credit Advances being made by each Lender, in arrears on each applicable Interest Payment Date, at the Index Rate plus 1.5% per annum, based on the
                                              ----      ---------
     aggregate Revolving Credit Advances outstanding from time to time.

          (b) If any payment of any of the Obligations becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (c) All computations of Fees calculated on a per annum basis and
                                                       ----------
     interest shall be made by Administrative Agent on the basis of a 360-day year, in each case for the actual number of days occurring in the period for which such Fees or interest are payable. Each determination by Administrative Agent of an interest rate and Fees hereunder shall be final, binding and conclusive on Borrowers (absent manifest error).

          (d) So long as an Event of Default shall have occurred and be continuing, the interest rates applicable to the Revolving Credit Advances and the L/C Fees shall be increased by two percentage points (2.00%) per
                                                                          ---
     annum above the rates of interest or the rate of such Fees otherwise
     -----
     applicable hereunder (the "Default Rate"), and all outstanding Obligations
                                ------------
     shall bear interest at the Default Rate applicable to such Obligations. Interest and L/C Fees at the Default Rate shall accrue from the initial date of such Event of Default until that Event of Default is cured or waived and shall be payable upon demand.

          (e) Notwithstanding anything to the contrary set forth in this SECTION 1.5, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the
                                 -------------------
     Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, that if at
                                                          --------
     any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Administrative Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this CLAUSE (E)) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in SECTIONS 1.5(A) through (D), unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this CLAUSE (E) shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this CLAUSE (E), such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this CLAUSE (E), a court of competent jurisdiction shall finally determine that a Lender has received interest hereunder in excess of the Maximum Lawful Rate, Administrative Agent shall, to the extent permitted by applicable law, promptly apply such excess in the order specified in SECTION 1.9 and thereafter shall refund any excess to Borrowers or as a court of competent jurisdiction may otherwise order.

     1.6  Cash Management System.   On or prior to the Closing Date, Borrowers
          ----------------------
will establish and will maintain until the Termination Date the cash management system described in ANNEX C (the "Cash Management System").
                    -------       ----------------------

     1.7  Fees.
          ----
          (a) Borrowers shall pay to GE Capital, individually, the Fees specified in the GE Capital Fee Letter, at the times specified for payment therein.

          (b) As additional compensation for the Lenders, Borrowers shall pay to Administrative Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee for Borrowers' non-use of available funds in an amount equal to (i) three-eighths of one percent (0.375%) per annum (calculated on the basis of a 360-day year for actual
              ---------
     days elapsed) multiplied by (ii)(A) the Maximum Amount (as it may be
                   -------------
     reduced from time to time) minus (B) the average for the period of the
                                -----
     daily closing balances of the Revolving Loan outstanding during the period for which such fee is due.

          (c) Borrowers shall pay to Administrative Agent, for the ratable benefit of Lenders, the L/C Fee as provided in ANNEX B.
                                                    -------

     1.8  Receipt of Payments.  Borrowers shall make each payment under this
          -------------------
Agreement not later than 1:00 p.m. (New York time) on the day when due in immediately available funds in Dollars to the Control Account. For purposes of computing interest and Fees as of any date, all payments shall be deemed received on the Business Day of receipt of immediately available funds therefor in the Control Account prior to 1:00 p.m. (New York time), and payments received after 1:00 p.m. (New York time) on any Business Day shall be deemed to have been received on the following Business Day.

     1.9  Application and Allocation of Payments.
          --------------------------------------
          (a) So long as no Default or Event of Default shall have occurred and be continuing: (i) voluntary prepayments shall be applied as determined by Borrower Representative, subject to the provisions of SECTION 1.3(a); and
     (ii) mandatory prepayments shall be applied as set forth in SECTION 1.3(c). All payments and prepayments applied to the Revolving Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. As to each other payment, and as to all payments made when a Default or Event or Default shall have occurred and be continuing or following the Commitment Termination Date, each Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of Borrowers, and each Borrower hereby irrevocably agrees that Administrative Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations as Administrative Agent may deem advisable notwithstanding any previous entry by Administrative Agent in the Loan Account or any other books and records.
     In the absence of a specific determination by Administrative Agent with respect thereto, payments shall be applied to amounts then due and payable in the following order: (A) to Fees and Agents' expenses reimbursable hereunder; (B) to interest on the outstanding Revolving Credit Advances;
     (C) to principal payments on the outstanding Revolving Credit Advances and to provide cash collateral for L/C Obligations in the manner described in ANNEX B; and (D) to all other Obligations including expenses of Lenders to
     -------
     the extent reimbursable under SECTION 11.3.

          (b) Administrative Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of Borrowers and cause to be paid all Fees, expenses,

     Charges, costs (including insurance premiums in accordance with SECTION 5.4(A)) and interest owing by Borrowers under this Agreement or any of the other Loan Documents if and to the extent Borrowers fail to pay promptly any such amounts as and when due. At Administrative Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.

     1.10 Loan Account and Accounting.  Administrative Agent shall maintain a
          ---------------------------
loan account (the "Loan Account") on its books to record: (a) all Revolving
                   ------------
Credit Advances; (b) all payments made by Borrowers; and (c) all other debits and credits as provided in this Agreement with respect to the Revolving Loan or any other Obligations. All entries in the Loan Account shall be made in accordance with Administrative Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Administrative Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agents and Lenders by Borrowers; provided, that any failure to so record or any
                                 --------
error in so recording shall not limit or otherwise affect Borrowers' duty to pay the Obligations. Administrative Agent shall render to Borrower Representative a monthly accounting of transactions with respect to the Revolving Loan setting forth the balance of the Loan Account for the immediately preceding month. Unless Borrower Representative notifies Administrative Agent in writing of any objection to any such accounting (specifically describing the basis for such objection) within 90 days after the date thereof, each and every such accounting shall be deemed final, binding and conclusive on Borrowers (absent manifest error) in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers.

     1.11 Indemnity.  Each Borrower shall jointly and severally indemnify and
          ---------
hold harmless each of Administrative Agent, Collateral Agent, Lenders and their respective Affiliates, and each such Person's respective officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified
                                                            -----------
Person"), from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"); provided, that no Borrower shall be
                -----------------------    --------
liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF OR IN CONNECTION WITH ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

     1.12 Access.  Each Borrower shall, during normal business hours, from time
          ------
to time upon one Business Day's prior notice as frequently as either Agent determines to be appropriate: (a) provide such Agent and any of its officers, employees and agents reasonable access to its properties, facilities, advisors and employees (including officers) and to the Collateral; (b) permit such Agent and any of its officers, employees and agents to inspect, audit and make extracts from any Borrower's books and records; and (c) permit such Agent and its officers, employees and agents to inspect, review, and evaluate the Collateral of any Borrower. If a Default or Event of Default shall have occurred and be continuing or if access is necessary to preserve or protect the Collateral as reasonably determined by either Agent, each Borrower shall provide such access to Agents and to each Lender at all times and without advance notice. Each Agent will give Lenders at least ten days' prior written notice of regularly scheduled audits, and representatives of other Lenders may accompany either Agent's representatives on any audits at no charge to Borrowers.

     1.13 Taxes.
          -----
          (a) Any and all payments by Borrowers hereunder or under the Revolving Notes shall be made, in accordance with this SECTION 1.13, free and clear of and without deduction for any and all present or future Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Revolving Notes, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 1.13) Administrative Agent, Collateral Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes, the applicable Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

          (b) Each Borrower shall indemnify and, within ten days of demand therefor, pay Administrative Agent, Collateral Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this SECTION 1.13) paid by Administrative Agent, Collateral Agent or such Lender, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

          (c) Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under
                       --------------
     this Agreement or under the Revolving Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower Representative and Administrative Agent a properly completed and executed IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of
                                                             --------------
     Exemption").  Any foreign Person that seeks to become a Lender under this
     ---------
     Agreement shall provide a Certificate of Exemption to Borrower Representative and Administrative Agent prior to becoming a Lender hereunder. No foreign Person may become a Lender hereunder if such Person is unable to deliver a Certificate of Exemption.

     1.14 Capital Adequacy; Increased Costs; Illegality.
          ---------------------------------------------
          (a) If any Lender shall have determined after the Closing Date that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time upon demand to Borrower Representative by such Lender (with a copy of such demand to Administrative Agent) pay to Administrative Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by such Lender to Borrower Representative and to Administrative Agent shall be final, binding and conclusive on Borrowers (absent manifest error) for all purposes.

          (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) after the Closing Date or (ii) the compliance with any guideline adopted by or request made by any central bank or other Governmental Authority (whether or not having the force of law) after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining its outstanding Revolving Credit Advances, then Borrowers shall, from time to time upon demand by such Lender (with a copy of such demand to Administrative Agent), pay to Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower Representative and to Administrative Agent by such Lender, shall be final, binding and conclusive on Borrowers (absent manifest error) for all purposes. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above that would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this SECTION 1.14(b).

          (c) (i) Within 30 days after receipt by Borrower Representative of written notice and demand from any Lender (an "Affected Lender") for
                                                         ---------------
          payment of additional amounts or increased costs as provided in SECTIONS 1.13(a), 1.14(a) or 1.14(b), Borrower Representative may, at its option, notify Administrative Agent and such Affected Lender of its intention to replace the Affected Lender. So long as no Default or Event of Default shall have occurred and be continuing, Borrowers, with the consent of Administrative Agent, may obtain, at Borrowers' expense, a replacement lender ("Replacement Lender") for the Affected
                                          ------------------
          Lender, which Replacement Lender must be reasonably satisfactory to Administrative Agent (it being understood that any existing Lender shall be deemed to be satisfactory to Administrative Agent). If Borrowers obtain a Replacement Lender within 90 days following notice of their intention to do so, the Affected Lender must sell and assign its Revolving Loan and Revolving Loan Commitment to such Replacement Lender for an amount equal to the principal balance of the outstanding Revolving Credit Advances of the Affected Lender and all accrued interest and Fees with respect thereto or otherwise owing to such Lender through the date of such sale; provided, that
                                                              --------
          Borrowers shall have reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment.

               (ii) Notwithstanding the foregoing, Borrowers shall not have the right to obtain a Replacement Lender if the Affected Lender rescinds its demand for increased costs or additional amounts within 15 days following its receipt of Borrower Representative's notice of intention to replace such Affected Lender. Furthermore, if Borrower Representative gives a notice of intention to replace and does not so replace such Affected Lender within 90 days thereafter, Borrowers' rights under this SECTION 1.14(C) to replace the Affected Lender in connection with the additional amounts or increased costs then claimed by such Affected Lender shall terminate and Borrowers shall promptly pay all increased costs or additional amounts demanded by such Affected Lender pursuant to SECTIONS 1.13(a), 1.14(a) and 1.14(b).

     1.15 Single Revolving Loan.  The Revolving Loan and all of the other
          ---------------------
Obligations of Borrowers arising under this Agreement and the other Loan Documents shall constitute one general obligation of Borrowers secured by all of the Collateral.

     1.16 Priority of Obligations and Collateral Agent's Liens; Cash Collateral.
          ---------------------------------------------------------------------
          (a) The priority of Collateral Agent's Liens on the Collateral, for the benefit of Agents and Lenders, shall be set forth in the Interim Order and the Final Order.

          (b) Subject to the Carve-Out, the Obligations shall have the highest administrative priority under Section 364(c) of the Bankruptcy Code over all other costs and expenses of the kinds specified in, or ordered pursuant to, Sections 105, 326, 330, 331, 503(b), 506(c), 507(a), 507(b), 726 or any
     other provision of the Bankruptcy Code and (subject to the Carve-Out) shall at all times be senior to the rights of Borrowers, Borrowers' estate, and any successor trustee or estate representative in the Chapter 11 Cases or any subsequent proceedings or cases under the Bankruptcy Code.

          (c) Collateral Agent's Liens on the Collateral, for the benefit of Agents and Lenders, and the administrative claim under Section 364(c) of the Bankruptcy Code afforded the Obligations shall be subject to (i) the unpaid professional fees and expenses incurred in the Chapter 11 Cases by Borrowers and the members of any statutory committee appointed pursuant to
     Section 1102 of the Bankruptcy Code, in each case as and when allowed on a final basis pursuant to Section 330 of the Bankruptcy Code, (ii) fees payable to the United States Trustee pursuant to 28 U.S.C. (S) 1930(a)(6), and (iii) fees and expenses (other than fees and expenses of professionals) of a subsequent Chapter 7 trustee, in an aggregate amount with respect to the preceding CLAUSES (i)-(iii) of no more than $3,500,000 (the "Carve-
                                                                      -----
     Out"); provided, that such fees and disbursements shall not (A) be paid
            --------
     from amounts on deposit in the Cash Collateral Account or (B) include any fees or expenses arising after the conversion of any Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code.

          (d) Subject to SECTION 8.2(iii), Agents and Lenders consent to Borrowers' use of the Cash Collateral of Collateral Agent, for the benefit of Agents and Lenders, pursuant to this Agreement and the other Loan Documents; provided, that the ENBC Proceeds Cash Collateral Amount may only
                --------
     be used in the manner in which Revolving Credit Advances are permitted to be used pursuant to SECTION 1.4(iii).

     1.17 Appointment of Borrower Representative.  Each Borrower hereby
          --------------------------------------
designates BCI as its representative and agent (in such capacity, "Borrower
                                                                   --------
Representative") on its behalf for the purposes of (i) issuing Notices of
--------------
Revolving Credit Advance and any related documentation, (ii) giving instructions with respect to the disbursement of the proceeds of the Revolving Credit Advances, (iii) requesting Letters of Credit, (iv) giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and (v) taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower under the Loan Documents. Borrower Representative hereby accepts such appointment. Each Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from any or all Borrowers, and may give any notice or communication required or permitted to be given to any or all Borrowers hereunder to Borrower Representative on behalf of each Borrower. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

2.   CONDITIONS PRECEDENT

     2.1  Conditions to the Initial Revolving Credit Advance.  No Lender shall
          --------------------------------------------------
be obligated to make its initial Revolving Credit Advance hereunder or incur the initial L/C Obligations (if any) hereunder, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner satisfactory to Administrative Agent, or waived in writing by Administrative Agent:

          (a) Credit Agreement; Loan Documents.  This Agreement or counterparts
              --------------------------------
     hereof shall have been duly executed by and delivered to Borrowers, Agents and Lenders, and each Agent shall have received such documents, instruments, agreements and legal opinions as such Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all those listed in the Schedule of Documents, each in form and substance satisfactory to such Agent.

          (b) Approvals.  Administrative Agent shall have received (i)
              ---------
     satisfactory evidence that each Borrower has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the related transactions; or (ii) an officer's certificate or a certificate of a member, manager or partner, as applicable, in form and substance satisfactory to Administrative Agent affirming that no such consents or approvals are required; and

          (c) Payment of Fees. Borrowers shall have paid the Fees required to be
              ---------------
     paid on the Closing Date in the respective amounts specified in SECTION 1.7 (including the Fees specified in the GE Capital Fee Letter), and shall have reimbursed Agents for all fees, costs and expenses of closing presented as of the Closing Date.

     2.2  Further Conditions to Each Revolving Credit Advance.  Except as
          ---------------------------------------------------
otherwise expressly provided herein, no Lender shall be obligated to fund any Revolving Credit Advance or incur any L/C Obligation, if, as of the date thereof.

          (a) any representation or warranty by any Borrower contained herein or in any other Loan Document shall be untrue or incorrect in any material respect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement;

          (b) (i) the Bankruptcy Court shall not have entered the Interim Order following the expiration of the notice period required under Bankruptcy Rule 4001, (ii) the Bankruptcy Court shall not have entered the Final Order following the later of (A) the expiration of the notice period required under Bankruptcy Rule 4001 and (B) the expiration of the Interim Order, or
     (iii) the Interim Order or the Final Order, as the case may be, shall have been vacated or reversed, or modified or amended without Administrative Agent's (with respect to the Interim Order) or Requisite Lenders' (with respect to the Final Order) consent, or an appeal of any such order shall have been timely filed and, if such an appeal has been taken, a stay of such order pending appeal shall be presently effective;

          (c) (i) The Bankruptcy Court shall not have entered the Adequate Protection Orders or any Adequate Protection Order shall cease to be effective or binding on Borrowers, or (ii) Borrowers shall be in default of their obligations under any Adequate Protection Order;

          (d) except as occasioned by the commencement of the Chapter 11 Cases and the actions, proceedings, investigations and other matters related thereto, any event or circumstance having a Material Adverse Effect shall have occurred since the Closing Date as reasonably determined by Requisite Lenders;

          (e) (i) any Event of Default shall have occurred and be continuing or would result after giving effect to any Revolving Credit Advance (or the incurrence of any L/C Obligations); or (ii) any Default shall have occurred and be continuing or would result after giving effect to any Revolving Credit Advance (or the incurrence of any L/C Obligations), and Administrative Agent or Requisite Lenders shall have determined not to make any Revolving Credit Advance or incur any L/C Obligation so long as such Default is continuing;

          (f) after giving effect to any Revolving Credit Advance (or the incurrence of any L/C Obligations), (i) the outstanding principal amount of the Revolving Loan would exceed either (A) the Maximum Amount or (B) the amount then authorized by the Interim Order or the Final Order, as applicable, or (ii) Borrowers would not be in compliance with the Availability Limitation; or

          (g) such Revolving Credit Advance or L/C Obligation is not being used or incurred, as the case may be, consistent with the Budget or, after such use or incurrence is taken into account, Borrowers will not be within the limitations set forth in the Budget.

The request and acceptance by Borrower Representative of the proceeds of any Revolving Credit Advance, or the incurrence of any L/C Obligations, as the case may be, shall be deemed to constitute, as of the date of such request, acceptance or incurrence, (i) a representation and warranty by Borrowers that the conditions in this SECTION 2.2 have been satisfied and (ii) a reaffirmation by Borrowers of the granting and continuance of Collateral Agent's Liens, on behalf of Agents and Lenders, pursuant to the Collateral Documents.

3.   REPRESENTATIONS AND WARRANTIES

     To induce Lenders to make Revolving Credit Advances and to incur L/C Obligations, Borrowers, jointly and severally, make the following representations and warranties to Agents and each Lender with respect to all Borrowers, each and all of which shall survive the execution and delivery of this Agreement.

     3.1  Corporate or Other Existence; Compliance with Law.  Each Borrower:
          -------------------------------------------------

          (a) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation, as applicable;

          (b) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

          (c) subject to compliance with any applicable provisions of the Bankruptcy Code, has the requisite corporate or other power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now and proposed to be conducted;

          (d) subject to specific representations regarding Environmental Laws, has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct;

          (e) is in compliance with its Organizational Documents; and

          (f) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     3.2  Executive Offices; Collateral Locations; FEIN.  As of the Closing
          ---------------------------------------------
Date, the current location of each Borrower's chief executive office and the warehouses and premises within which any Collateral is stored or located are set forth in SCHEDULE 3.2. In addition, SCHEDULE 3.2 lists the federal employer
         ------------                ------------
identification number of each Borrower.

     3.3  Corporate or Other Power, Authorization, Enforceable Obligations.  The
          ----------------------------------------------------------------
execution, delivery and performance by each Borrower of the Loan Documents to which it is a party and the creation of all Liens provided for therein:

          (a) are within such Person's corporate or other power;

          (b) have been duly authorized by all necessary or proper corporate and shareholder, company and member, or partnership and partner, as applicable, action;

          (c) have been, or by the Closing Date will be, duly authorized by the Bankruptcy Court;

          (d) do not contravene any provision of such Person's Organizational Documents.

          (e) do not violate any law or regulation, or any order or decree of any court or Governmental Authority;

          (f) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound (provided, that the foregoing
                                                  --------
     shall not apply to any breach, default or related matter with respect to which the Bankruptcy

     Code prohibits any Borrower from complying or permits any Borrower not to comply);

          (g) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Collateral Agent, on behalf of Agents and Lenders, pursuant to the Loan Documents; and

          (h) do not require the consent or approval of any Governmental Authority or any other Person, except for the Bankruptcy Court and those referred to in SECTION 2.1(B), all of which will have been duly obtained, made or complied with prior to the Closing Date.

On or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered by each Borrower party thereto and, subject to the entry of the Interim Order and the Final Order, as applicable, each such Loan Document shall then constitute a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms.

     3.4  Financial Statements; Budget.  Except as disclosed in SCHEDULE 3.4(a),
          ----------------------------                          ---------------
all Financial Statements concerning any Borrower that are referenced below have been prepared in accordance with GAAP consistently applied throughout the periods covered (except as disclosed therein and except, with respect to unaudited Financial Statements, for the absence of footnotes and normal year-end accruals, reclassifications and audit adjustments) and present fairly in all material respects the financial position of the Persons covered thereby as at the dates thereof and the results of their operations and cash flows for the periods then ended.

          (a) The following Financial Statements attached hereto as SCHEDULE
                                                                    --------
     3.4(a) have been delivered on or before the date hereof:
     ------

               (i) The audited consolidated balance sheets at December 28, 1997, and the related statements of income and cash flows of Borrowers for the Fiscal Year then ended, certified by Arthur Andersen LLP.

               (ii) The unaudited balance sheet(s) at September 6, 1998, and the related statement(s) of income and cash flows of Borrowers for the fiscal period then ended.

          (b) Budget.  The Budget delivered on the date hereof and attached
              ------
     hereto as SCHEDULE 3.4(b) has been prepared by Borrowers in light of the
               ---------------
     past operations of their businesses, and reflects projections for the fiscal period beginning with Retail Period 8 of Fiscal Year 1998 and ending on the last day of Fiscal Year 1999, on a Retail Period by Retail Period basis. The Budget is based upon estimates and assumptions stated therein, all of which Borrowers believe to be reasonable and fair in light of current conditions and current facts known to Borrowers and, as of the Closing Date, reflect Borrowers' good faith and reasonable estimates of the future financial performance of Borrowers and of the other information projected therein for the period set forth therein.

     3.5  Material Adverse Effect.  Between December 28, 1997, and the Closing
          -----------------------
Date: (a) no Borrower has incurred any obligations, contingent or noncontingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments that are not reflected in the Financial Statements described in SECTION 3.4(a)(ii) or the Budget and that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (b) no contract, lease or other agreement or instrument has been entered into by any Borrower or has become binding upon any Borrower's assets that are not reflected in the Financial Statements described in SECTION 3.4(a)(ii) or the Budget and to Borrowers' knowledge no law or regulation applicable to any Borrower has been adopted which has had or could reasonably be expected to have a Material Adverse Effect; and (c) except for defaults occasioned by the Chapter 11 Cases or occurring prior to the Petition Date, no Borrower is in default and to the best of each Borrower's knowledge no third party is in default under any material contract, lease or other agreement or instrument to which such Borrower is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect.

     3.6  Ownership of Property; Liens.  As of the Closing Date, the real estate
          ----------------------------
("Real Estate") listed in SCHEDULE 3.6 constitutes all of the real property
  -----------             ------------
owned, leased, subleased, or used by any Borrower. Each Borrower owns good and marketable or indefeasible fee simple title to all of its owned Real Estate and valid leasehold interests in all of its leased Real Estate, all as described in
SCHEDULE 3.6, and copies of all such leases or a summary of terms thereof
------------
satisfactory to Agents have been delivered to Agents.  SCHEDULE 3.6 further
                                                       ------------
describes any Real Estate with respect to which any Borrower is a lessor, sublessor or assignor as of the Closing Date. Each Borrower also has good and marketable title to, or valid leasehold interests in, all of its personal property and assets. As of the Closing Date, none of the properties and assets of any Borrower are subject to any Liens other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to any Borrower that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances. Each Borrower has received all deeds, assignments, waivers, consents, nondisturbance and attornment or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Borrower's right, title and interest in and to all such Real Estate and other properties and assets. SCHEDULE 3.6 also describes any purchase options, rights of first
         ------------
refusal or other similar contractual rights pertaining to any Real Estate. As of the Closing Date, no portion of any Borrower's Real Estate has suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. As of the Closing Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect. The Liens granted to Collateral Agent, on behalf of Agents and Lenders, pursuant to the Collateral Documents will at all times be fully perfected Liens in and to the Collateral described therein, subject, as to priority, only to Permitted Senior Encumbrances.

     3.7  Labor Matters.  As of the Closing Date:
          -------------

          (a) no strikes or other material labor disputes against any Borrower are pending or, to any Borrower's knowledge, threatened;

          (b) hours worked by and payment made to employees of each Borrower comply in all material respects with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters;

          (c) all payments due from any Borrower for employee health and welfare insurance have been paid or accrued as a liability on the books of such Borrower;

          (d) except as set forth in SCHEDULE 3.7, no Borrower is a party to or
                                     ------------
     bound by any collective bargaining agreement, management agreement, consulting agreement, employment agreement, bonus plan or agreement or stock option, restricted stock, stock appreciation right or any similar plan, agreement or arrangement (and true and complete copies of any agreements described in SCHEDULE 3.7 have been delivered to Agents);
                             ------------

          (e) there is no organizing activity involving any Borrower pending or, to any Borrower's knowledge, threatened by any labor union or group of employees;

          (f) there are no representation proceedings pending or, to any Borrower's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Borrower has made a pending demand for recognition; and

          (g) except as set forth in SCHEDULE 3.7, there are no material
                                     ------------
     complaints or charges against any Borrower pending or, to the knowledge of any Borrower, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Borrower of any individual.

     3.8  Ventures, Subsidiaries and Affiliates; Outstanding Stock and
          ------------------------------------------------------------
Indebtedness.  Except as set forth in SCHEDULE 3.8, no Borrower has any
------------                          ------------
Subsidiaries or is engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Stock of each Borrower other than BCI is owned of record and to the knowledge of Borrowers beneficially by each of the Stockholders and in the amounts set forth in SCHEDULE 3.8. There are no
                                             ------------
outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Borrower may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. All outstanding Indebtedness of each Borrower as of the Closing Date is described in SECTION 6.3 (including
SCHEDULE 6.3).
------------

     3.9  Government Regulation.  No Borrower is an "investment company" or an
          ---------------------
"affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. No Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of Revolving Credit Advances by Lenders to Borrowers and the incurrence of the L/C Obligations on behalf of Borrowers will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

     3.10 Margin Regulations.  No Borrower is engaged, nor will it engage,
          ------------------
principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). Except for the ENBC Stock, no Borrower owns any Margin
    ------------
Stock, and none of the proceeds of the Revolving Credit Advances or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause the Revolving Loan or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Borrower will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

     3.11 Taxes. All material tax returns, reports and statements, including
          -----
information returns, required by any Governmental Authority to be filed by any Borrower have been filed with the appropriate Governmental Authority and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts being contested in accordance with SECTION 5.2(b). Proper and accurate (in all material respects) amounts have been withheld by each Borrower from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities.  SCHEDULE 3.11
                                                         -------------
sets forth as of the Closing Date those taxable years for which any Borrower's tax returns are currently being audited by the IRS or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described in SCHEDULE 3.11, no Borrower has executed or filed with the IRS or
             -------------
any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. None of the Borrowers or their respective predecessors are liable for any material Charges: (a) under any agreement (including any tax sharing agreements); or (b) to each Borrower's knowledge, as a transferee. As of the Closing Date, no Borrower has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

     3.12 ERISA.  Each Borrower and each ERISA Affiliate is in compliance in all
          -----
material respects with the applicable provisions of ERISA.

     3.13 No Litigation.  No action, claim, lawsuit, demand, investigation or
          -------------
proceeding is now pending or, to the knowledge of any Borrower, threatened against any Borrower before any Governmental Authority or before any arbitrator or panel of arbitrators (collectively, "Litigation") that (a) challenges any
                                        ----------
Borrower's right or power to enter into or perform any of its obligations under the Loan Documents to which it is a party, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) has a reasonable risk of being determined adversely to any Borrower and that, if so determined, could have a Material Adverse Effect (it being agreed that the resolution of any such matter on a basis that gives rise solely to junior unsecured claims in the Chapter 11 Cases shall not be regarded as having a Material Adverse Effect).

     3.14 Brokers.  No broker or finder acting on behalf of any Person brought
          -------
about the obtaining, making or closing of the Revolving Loan or the related transactions, and no Borrower has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     3.15 Intellectual Property.  As of the Closing Date, each Borrower owns or
          ---------------------
has rights to use all Intellectual Property necessary to continue to conduct its business as now conducted by it or proposed to be conducted by it, and each Patent, Trademark, Copyright and License is listed, together with application or registration numbers, as applicable, in SCHEDULE 3.15. Each Borrower conducts
                                        -------------
its business and affairs without material infringement of or interference with any Intellectual Property of any other Person. Except as set forth in SCHEDULE
                                                                       --------
3.15, no Borrower is aware of any infringement or claim of infringement by
----
others of any Intellectual Property of any Borrower.

     3.16 Full Disclosure.  No information contained in this Agreement, any of
          ---------------
the other Loan Documents, the Financial Statements or any other reports from time to time delivered hereunder or any written statement furnished by or on behalf of any Borrower to any Agent or any Lender pursuant to the terms of this Agreement or any other Loan Document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     3.17 Environmental Matters.
          ---------------------
          (a) Except as set forth in SCHEDULE 3.17, as of the Closing Date:
                                     -------------
               (i) the Real Estate is free of contamination from any Hazardous Material except for such contamination that would not adversely impact the value or marketability of such Real Estate and that would not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect;

               (ii) no Borrower has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate;

               (iii) the Borrowers are and have been in compliance with all Environmental Laws, except for such noncompliance that would not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect;

               (iv) the Borrowers have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect, and all such Environmental Permits are valid, uncontested and in good standing;

               (v) no Borrower is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Borrower that could reasonably be expected to have a Material Adverse Effect, and no Borrower has permitted any current or former tenant or occupant of the Real Estate to engage in any such operations;

               (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that could reasonably be expected to have a Material Adverse Effect, or seeks injunctive relief against, or that alleges criminal misconduct by, any Borrower;

               (vii) no notice has been received by any Borrower identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of any Borrower, there are no facts, circumstances or conditions that may result in any Borrower being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and

               (viii) each Borrower has provided to Agents copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to such Borrower.

          (b) Each Borrower hereby acknowledges and agrees that Agents (i) have not now, and have not ever been, in control of any Real Estate of such Borrower or any of such Borrower's affairs, and (ii) do not have the capacity through the provisions of the Loan Documents or otherwise to influence any Borrower's conduct with respect to the ownership, operation or management of any of its Real Estate or compliance with Environmental Laws or Environmental Permits.

     3.18 Insurance.  SCHEDULE 3.18 lists all insurance policies of any nature
          ---------   -------------
maintained, as of the Closing Date, for current occurrences by each Borrower, as well as a summary of the terms of each such policy.

     3.19 Deposit and Disbursement Accounts.  SCHEDULE 3.19 lists all banks and
          ---------------------------------   -------------
other financial institutions at which any Borrower maintains deposit, disbursement or other accounts as of the Closing Date, including Borrower Accounts and Disbursement Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

     3.20 Trade Relations.  As of the Closing Date, there exists no actual or,
          ---------------
to the knowledge of any Borrower, threatened termination or cancellation of, or any material adverse modification or change in, the business relationship of any Borrower with any supplier material to its operations, which termination, cancellation or modification or change could reasonably be expected to have a Material Adverse Effect.

     3.21 Supply Agreements; Licenses and Permits.  SCHEDULE 3.21 lists all of
          ---------------------------------------   -------------
the following agreements or documents to which any Borrower is a party or is subject:

          (a) supply agreements and purchase agreements involving transactions in excess of $10,000,000 per annum; and
                              ---------

          (b) licenses and permits held by any Borrower, the absence of which could be reasonably likely to have a Material Adverse Effect.

     3.22 Schedules to Facilities Agreement.  As of the Closing Date, the
          ---------------------------------
information contained in the following Schedules to the Facilities Agreement continues to be substantially correct in all material respects: Schedule 2.6 (Litigation); Schedule 2.13 (Debt); Schedule 2.16 (Pledged Collateral); Schedule
2.17 (Owned and Leased Real Property); Schedule 2.18 (Subsidiary/Financed Franchisee Loan Documents); and Schedule 3.15 (Bank Accounts).

4.   FINANCIAL STATEMENTS AND INFORMATION

     4.1  Reports and Notices.  Each Borrower hereby agrees that, from and after
          -------------------
the Closing Date and until the Termination Date, it shall deliver to Agents or Lenders, as required, the Financial Statements, notices and other information at the times, to the Persons and in the manner set forth in ANNEX E.
                                                         -------

     4.2  Communication with Accountants.  Each Borrower authorizes Agents and,
          ------------------------------
so long as a Default or Event of Default shall have occurred and be continuing, each Lender, to communicate directly with its independent certified public accountants, including Arthur Andersen LLP, and authorizes and shall request those accountants and advisors to disclose and make available to Agents and each Lender any and all Financial Statements and other supporting financial documents, schedules and information relating to any Borrower (including copies of any issued management letters) with respect to the business, financial condition and other affairs of any Borrower.

5.   AFFIRMATIVE COVENANTS

          Each Borrower jointly and severally agrees as to all Borrowers that from and after the date hereof and until the Termination Date:

     5.1  Maintenance of Existence and Conduct of Business.  Each Borrower
          ------------------------------------------------
shall:

          (a) except as otherwise permitted by SECTION 6.1, preserve and maintain its legal existence and good standing in the jurisdiction of its organization or formation, and qualify and remain qualified as a foreign entity in each jurisdiction in which the failure to so qualify would result in a Material Adverse Effect.

          (b) except for investments in ENBC permitted pursuant to SECTION 6.2, continue to engage in the operation of Stores and/or in the franchising of Stores to other Persons (and other matters and operations incidental to the foregoing, including the holding of real estate or leasehold interests for Store locations and the distribution of Store supplies or inventory items), and no other line of business;

          (c) maintain, keep, and preserve all of its material properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition consistent with industry practice, ordinary wear and tear excepted; provided, that Stores may be
                                                --------
     closed in the ordinary course of business or in accordance with plans previously disclosed to Lenders and reflected in the Budget, in which event Borrower Representative shall give prompt written notice to each Agent; and

          (d) transact business only in such corporate and trade names as are set forth in SCHEDULE 5.1.
                  ------------

     5.2  Payment of Obligations.
          ----------------------
          (a) Except as nonpayment is permitted or payment is prohibited by the Bankruptcy Code or the Bankruptcy Court, and subject to SECTION 5.2(B), each Borrower shall pay and discharge or cause to be paid and discharged promptly all Charges payable by it, including (i) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Charges with respect to tax, social security and unemployment withholding with respect to its employees, and (ii) lawful claims for labor, materials, supplies and services or otherwise, in each case before any thereof shall become past due.

          (b) Each Borrower may in good faith contest, by appropriate proceedings, the validity or amount of any Charges or claims described in
     SECTION 5.2(a).

     5.3  Books and Records.  Each Borrower shall keep adequate books and
          -----------------
records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements attached as SCHEDULE 3.4(a).
                                                           ---------------

     5.4  Insurance; Damage to or Destruction of Collateral.
          -------------------------------------------------
          (a) Borrowers shall, at their sole cost and expense, maintain the policies of insurance described in SCHEDULE 3.18 as in effect on the date
                                        -------------
     hereof of otherwise in form and in amounts and with insurers acceptable to Agents. If any Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above, or to pay all premiums relating thereto, Administrative Agent may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that Administrative Agent deems advisable (and if Administrative Agent does obtain insurance, then upon the written request of Borrower Representative, Administrative Agent shall provide Borrower Representative with a summary description of the insurance so obtained). Administrative Agent shall have no obligation to obtain insurance for any Borrower or pay any premiums therefor. By doing so, Administrative Agent shall not be deemed to have waived any Default or Event of Default arising from any Borrower's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including attorneys' fees, court costs and other charges related thereto, shall be payable on demand by Borrowers to Administrative Agent and shall be additional Obligations hereunder secured by the Collateral.

          (b) Each Borrower shall deliver to Agents, in form and substance satisfactory to Agents, endorsements to (i) all "All Risk" and business interruption insurance naming Collateral Agent, on behalf of Agents and Lenders, as loss payee, and (ii) all general liability and other liability policies naming Administrative Agent and Collateral Agent, on behalf of Agents and Lenders, as additional insureds.

          (c) As to any loss, damage, or destruction to the Collateral (each, a "Casualty Event"), (i) if the value of the subject Collateral is in excess
      --------------
     of $500,000, Borrower Representative shall promptly notify both Agents of such Casualty Event, and (ii) at the election of Borrowers (which election, with respect to Casualty Events of the type described in the preceding CLAUSE (i), shall be included in the notice required pursuant to such clause), but only so long as no Default or Event of Default shall have occurred and be continuing, the Borrower who suffered such Casualty Event may use the insurance proceeds thereof, if any, (or any part thereof), to replace, repair, restore or rebuild the relevant Collateral with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction (it being understood that, as to any insurance proceeds with respect to which Borrowers do not make the foregoing election, such proceeds shall be paid to Administrative Agent in accordance with SECTION 1.3(b)(i) immediately upon receipt); provided, that if such
                                                       --------
     Borrower has not completed or entered into binding agreements to complete such replacement, restoration, repair or rebuilding within 180 days of such Casualty Event, such insurance proceeds shall be paid to Administrative Agent in accordance with SECTION 1.3(b)(i).

     5.5  Compliance with Laws.  Except as noncompliance is permitted or
          --------------------
compliance is prohibited by the Bankruptcy Code or the Bankruptcy Court, each Borrower shall comply with all federal, state, local and foreign laws and regulations applicable to it, including those relating to ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     5.6  Schedules; Supplemental Disclosure.  Each of the Schedules hereto
          ----------------------------------
shall be prepared on a Borrower by Borrower basis. From time to time as may be necessary, or upon the request of Administrative Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of a Default or an Event of Default), Borrowers shall supplement each Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation that has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein); provided, that (a) no such supplement to any such Schedule or
               --------
representation shall be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Administrative Agent and Requisite Lenders in writing, and (b) no supplement shall be required as to representations and warranties that relate solely to the Closing Date.

     5.7  Intellectual Property.  Each Borrower shall conduct its business and
          ---------------------
affairs without material infringement of or interference with any Intellectual Property of any other Person.

     5.8  Environmental Matters.  Each Borrower shall use and operate all of its
          ---------------------
facilities and properties in material compliance with all Environmental Laws, keep all necessary Environmental Permits in effect and remain in material compliance therewith, handle all Hazardous Materials in material compliance with all Environmental Laws, except to the extent the failure to comply with any of the foregoing would not reasonably be expected to have a Material Adverse Effect. Borrower Representative shall provide such information and certifications which any Agent may reasonably request from time to time to evidence compliance with this SECTION 5.8.

     5.9  Further Assurances.  Each Borrower executing this Agreement agrees
          ------------------
that it shall and shall cause each other Borrower to, at such Borrower's expense and upon request of either Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agents such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of either Agent to carry out more effectively the provisions and purposes of this Agreement or any other Loan Document.

     5.10 Year 2000 Problems.  On or prior to January 1, 1999, Borrowers shall
          ------------------
have completed and delivered to Administrative Agent a Year 2000 Corrective Plan. On or before December 1, 1999, Borrowers shall have eliminated all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect.

     5.11 Post-Closing Delivery of Certain Schedules; Bankruptcy Schedules as
          -------------------------------------------------------------------
Substitutes For Certain Schedules.
---------------------------------

          (a) Notwithstanding anything to the contrary herein, Borrowers shall not be required to deliver any of SCHEDULES 3.6, 3.7, 3.8, 3.11, 3.19, 6.2,
                                       -----------------------------------------
     6.3, 6.6, 6.7, AND 6.16 until fifteen days after the Closing Date (or such
     -----------------------
     longer period as may be approved by the Administrative Agent); and

          (b) In lieu of delivering any particular Schedule specified in the foregoing CLAUSE (a), Borrowers may (within the time specified in the foregoing CLAUSE (a)) deliver to Administrative Agent in substitution therefor any schedule or schedules filed by Borrowers in the Chapter 11 Cases which contain substantially the same information that would otherwise be required to be set forth in the Schedule being replaced (and Borrowers shall specifically identify which Schedule is being replaced thereby).

6.   NEGATIVE COVENANTS

          Each Borrower jointly and severally agrees as to all Borrowers that, without the prior written consent of Requisite Lenders, from and after the date hereof until the Termination Date:

     6.1  Mergers, Subsidiaries, Etc.  No Borrower shall directly or indirectly,
          --------------------------
by operation of law or otherwise, form or acquire any Subsidiary, or merge or consolidate with, or sell, assign, lease, liquidate, dissolve or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person, except that any Borrower (other than BCI) may merge into or consolidate with or transfer assets to any other Borrower.

     6.2  Investments.  Except as otherwise expressly permitted by SECTION 6.4
          -----------
or 6.14, no Borrower shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except, so long as Borrowers comply with Section 345 of the Bankruptcy Code (or any order of the Bankruptcy Court that provides other than in such Section 345):

          (a) Borrowers may hold any investments, loans and advances made prior to the Closing Date and described in SCHEDULE 3.8 or SCHEDULE 6.2;
                                          ------------    ------------

          (b) Borrowers may make loans and advances to employees in the ordinary course of business consistent with past practices, and may permit to exist outstanding accounts receivable arising in the ordinary course of business;

          (c) Borrowers may make investments in an aggregate amount at no time in excess of $10,000,000 plus the ENBC Proceeds Cash Collateral Amount, in
                              ----
     (i) direct obligations of (or obligations fully guaranteed or insured by) the United States or any agency thereof, (ii) certificates of deposit issued by any commercial bank having capital and surplus in excess of One-Hundred Million Dollars ($100,000,000), (iii) commercial paper and variable and fixed rate notes issued by any commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000), or (iv) commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short term commercial paper rating of at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc., and in each case described in the foregoing CLAUSES (i)-
     (iv), maturing within one year after the date of acquisition and held in accounts maintained with any Lender;

          (d) each Borrower may hold (i) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to such Borrower, or in satisfaction of judgments or pursuant to a plan of reorganization of any Person other than a Borrower, or (ii) negotiable instruments held for deposit;

          (e) any Borrower may make intercompany loans or advances to any other Borrower; and

          (f) BCI may make loans to Platinum to the extent contemplated by the Budget;

     6.3  Indebtedness.  No Borrower shall create, incur, assume or permit to
          ------------
exist any Indebtedness, except for (without duplication):

          (a) the Revolving Loan and the other Obligations;

          (b) Indebtedness existing as of the Closing Date and described in

     SCHEDULE 6.3, but no renewals, extensions, or refinancings thereof;
     ------------

          (c) Indebtedness incurred in the ordinary course of business consistent with past practices and with the Budget, including Indebtedness which is secured by Liens of the type described in SECTION 6.7(h), in each case to the extent approved by an order entered by the Bankruptcy Court; and

          (d) Indebtedness with respect to loans and advances permitted by
     SECTION 6.2(e).

     6.4  Employee Loans and Affiliate Transactions.  No Borrower shall enter
          -----------------------------------------
into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any other Borrower or any Affiliate except (i) to the extent authorized by an order of the Bankruptcy Court or (ii) pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms not materially less favorable to such Borrower than similar transactions entered into with a Person not a Borrower or Affiliate (provided, that the foregoing shall not prohibit any
                       --------
transaction effected in accordance with the Subleases as in effect as of the Closing Date).

     6.5  Capital Structure and Business.  No Borrower shall (other than
          ------------------------------
pursuant to a plan of reorganization) (a) make any change in its capital structure as described in SCHEDULE 3.8, including the issuance of any shares of
                          ------------
Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, (b) amend its Organizational Documents in a manner that would adversely affect Agents or Lenders or such Borrower's duty or ability to repay the Obligations, or (c) engage in any business other than the businesses currently engaged in by it or businesses reasonably related thereto.

     6.6  Guaranteed Indebtedness.  No Borrower shall create, incur, assume or
          -----------------------
permit to exist any Guaranteed Indebtedness except:

          (a) by endorsement of instruments or items of payment for deposit to the general account of any Borrower; or

          (b) Guaranteed Indebtedness existing as of the Closing Date and described in SCHEDULE 6.6.
                  ------------

     6.7  Liens.  No Borrower shall create, incur, assume or permit to exist any
          -----
Lien on or with respect to any of its properties or assets (whether now owned or hereafter acquired) except for Permitted Encumbrances. In addition, no Borrower shall become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of Collateral Agent, on behalf of Agents and Lenders, as additional collateral for the Obligations, except operating leases, Capital Leases or Licenses that prohibit Liens upon the assets that are subject thereto. The term "Permitted Encumbrances" shall mean Liens in existence on the date
          ----------------------
hereof and summarized on SCHEDULE 6.7 and the following:
                         ------------

          (a) Liens securing the Revolving Loan and Obligations;

          (b) Liens for taxes or assessments or other Charges if not yet delinquent or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

          (c) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (d) pledges or deposits of money securing statutory obligations under workers' compensation, unemployment insurance, social security, or similar legislation (excluding liens under ERISA or under any Environmental Laws);

          (e) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations (other than ERISA or under any Environmental Laws), surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (f) judgment and other similar Liens arising in connection with court proceedings; provided, that the execution or other enforcement of such
                  --------
     Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (g) easements, rights-of-way, restrictions, zoning and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by any Borrower of the Real Estate encumbered thereby in the normal course of its business or materially impair the value of such Real Estate;

          (h) purchase money Liens on any property owned or hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease, provided, that:
                         --------

               (i) any property subject to any of the foregoing is acquired by the relevant Borrower in the ordinary course of its respective business and the Lien on any such property is created contemporaneously with or prior to such acquisition;

               (ii) the obligation secured by any Lien so created, assumed, or existing shall not exceed ninety percent (90%) of the lesser of cost or fair market value as of the time of acquisition of the property covered thereby to such Borrower;

               (iii) each such Lien shall attach only to the property so acquired and fixed improvements thereon; and

               (iv) the aggregate amount of all Indebtedness of all Borrowers which is secured by such Liens and is incurred after the Closing Date shall not exceed at any time outstanding in the aggregate Three Million Dollars ($3,000,000); and

          (i) replacement Liens granted pursuant to any Adequate Protection
     Order.

     6.8  Sale of Stock and Assets.  No Borrower shall sell, transfer, convey,
          ------------------------
assign or otherwise dispose of any of its properties or other assets, including the capital Stock of any of its Subsidiaries (whether in a public or a private offering or otherwise), other than any such sale or other disposition of assets
(a) in the ordinary course of business, or (b)(i) which is approved by an order of the Bankruptcy Court and (ii) with respect to which the cash proceeds are, to the extent required pursuant to SECTION 1.3(b), paid to Administrative Agent;

provided (with respect to the foregoing CLAUSE (b) only), that the aggregate
--------
value of all assets so sold or otherwise disposed of after the Closing Date (other than the ENBC Stock) shall at no time exceed 25% of the value of all assets and property of Borrowers as determined as of the Closing Date (without regard to the ENBC Stock).

     6.9  ERISA.  No Borrower shall, or shall cause or permit any ERISA
          -----
Affiliate to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or cause or permit to occur an ERISA Event to the extent such ERISA Event could reasonably be expected to have a Material Adverse Effect.

     6.10 Financial Covenants.  Borrowers shall not breach or fail to comply
          -------------------
with the financial covenants set forth in ANNEX F (the "Financial Covenants").
                                          -------       -------------------

     6.11 Hazardous Materials.  No Borrower shall cause or permit a Release of
          -------------------
any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities under, any Environmental Laws or Environmental Permits, or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or Environmental Liabilities that could not reasonably be expected to have a Material Adverse Effect.

     6.12 Sale-Leasebacks.  No Borrower shall engage in any sale-leaseback,
          ---------------
synthetic lease or similar transaction involving any of its assets.

     6.13 Cancellation of Indebtedness.  No Borrower shall cancel any claim or
          ----------------------------
debt owing to it, except (i) for reasonable consideration negotiated on an arm's length basis and in the ordinary course of its business consistent with past practices or (ii) pursuant to an order of the Bankruptcy Court.

     6.14 Restricted Payments.  No Borrower shall make any Restricted Payment,
          -------------------
except (a) dividends and distributions by the Subsidiary of any Borrower paid to such Borrower, and

(b) employee loans permitted under SECTIONS 6.2(b) or 6.4.

     6.15 Change of Corporate Name or Location; Change of Fiscal Year.  No
          -----------------------------------------------------------
Borrower shall (a) change its corporate name or (b) change its chief executive office, principal place of business, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, in each case without at least 30 days' prior written notice to Agents and after Collateral Agent's written acknowledgment that any reasonable action requested by Collateral Agent in connection therewith, including to continue the perfection of any Liens in favor of Collateral Agent, on behalf of Agents and Lenders, in any Collateral, has been completed or taken, and provided that any such new location shall be in the continental United States of America. No Borrower shall change its Fiscal Year.

     6.16 Leases; Capital Expenditures.
          ----------------------------

          (a) No Borrower shall create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property, except:

               (i) operating leases of personal property and Capital Leases in effect as of the Closing Date and described in SCHEDULE 6.16;
                                                         -------------

               (ii) operating leases entered into after the Closing Date in the ordinary course of business consistent with past practices and with the Budget, and Capital Leases entered into after the Closing Date to the extent permitted pursuant to SECTION 6.16(b);

               (iii)  leases of real property (A) identified in SCHEDULE 3.6, or
                                                                ------------
          (B) entered into in the ordinary course of business and consistent with the Budget on which BCI or any Operating Subsidiary operates or plans to operate a Store or which any Borrower uses or intends to use for office space or similar purposes;

               (iv) leases between any Borrowers in effect as of the Closing Date or permitted pursuant to SECTION 6.4; and

               (v) the 1995 Master Lease and the Subleases.

          (b) From and after the Closing Date, Borrowers shall not make any Capital Expenditures, including with respect to Capital Leases entered into after the Closing Date, except to the extent provided in and consistent with the Budget.

     6.17 Prepetition Indebtedness.  No Borrower shall make any payment in
          ------------------------
respect of, or repurchase, redeem, retire or defease any, Prepetition Indebtedness except for:

          (a) payment of the Liquidity Loan Payoff Amount as provided in SECTION 1.4;

          (b) payments on account of Prepetition Indebtedness provided for in the Budget and authorized by an order of the Bankruptcy Court (including
     (i) "adequate protection" payments of monthly interest at the non-default rate under the Existing Credit Agreement, the 1995 Master Lease Agreement, the 1996 Master Lease Agreement,and (ii) the payment on account of the 1996 Obligations described in SECTION 1.3(b)(ii)(A), in each case pursuant to the terms of the relevant Adequate Protection Order);

          (c) payments on account of Indebtedness secured by a Permitted Senior Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with SECTION 6.8 and such payment has been authorized by an order of the

     Bankruptcy Court; and

          (d) payments pursuant to a plan of reorganization.

7.   TERM

     7.1  Termination.  The financing arrangements contemplated hereby shall be
          -----------
in effect until the Commitment Termination Date, and the Revolving Loan and all other Obligations shall be automatically due and payable in full on such date.

     7.2  Survival of Obligations Upon Termination of Financing Arrangements.
          ------------------------------------------------------------------
Except as otherwise expressly provided in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of Borrowers or the rights of Agents and Lenders relating to any unpaid portion of the Revolving Loan or any other Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon any Borrower, and all rights of Agents and each Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the provisions of SECTIONS 9 AND 11, the
                      --------
payment obligations under SECTIONS 1.13 and 1.14, and the indemnities contained in the Loan Documents shall survive the Termination Date.

8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     8.1  Events of Default.  The occurrence of any one or more of the following
          -----------------
events (regardless of the reason therefor) shall constitute an "Event of
                                                                --------
Default" hereunder:

          (a) Borrowers (i) shall fail to make any payment of principal of, or interest on, or Fees owing in respect of, the Revolving Loan or any of the other Obligations when due and payable, or (ii) shall fail to pay or reimburse Agents or Lenders for any expense reimbursable hereunder or under any other Revolving Loan Document within ten days following demand for such reimbursement or payment of expenses.

          (b) Any Borrower shall fail or neglect to perform, keep or observe any of the provisions of SECTIONS 1.3(b), 1.4, 1.6, 5.11, 6.1, 6.2, 6.4, 6.6,
     6.8, 6.9, 6.10, 6.14, 6.16 OR 6.17, or any of the provisions set forth in

     ANNEXES C or F, respectively.
     ---------    -

          (c) Any Borrower shall fail or neglect to perform, keep or observe any of the provisions of SECTIONS 4, 6.3, 6.7, 6.12, or any provisions set forth in ANNEX E, and the same shall remain unremedied (if capable of being
              -------
     remedied) for four (4) Business Days after notice thereof from any Agent or Lender.

          (d) Any Borrower shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this SECTION 8.1) and the same shall remain unremedied for fifteen Business Days after notice thereof from any Agent or Lender.

          (e) Any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate made or delivered to any Agent or any Lender by any Borrower is untrue or incorrect in any material respect as of the date when made or deemed made.

          (f) The Bankruptcy Court shall have entered an order approving any motion of Borrowers (or any of them) in the Chapter 11 Cases:

               (i) to obtain working or other capital financing from any Person other than Agents and Lenders under Section 364(c) or 364(d) of the Bankruptcy Code (other than as expressly permitted hereunder or with respect to a financing used, in whole or in part, to repay in full the Obligations);

               (ii) to use Cash Collateral of Agents and Lenders under Section 363(c) of the Bankruptcy Code without Agent and Lenders' prior written consent; or

               (iii) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral under
          Section 506(c) of the Bankruptcy Code.

          (g) The allowance of any claim or claims under Section 506(c) of the Bankruptcy Code against or with respect to any Collateral.

          (h) The occurrence of any postpetition judgments, liabilities or events that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (i) The entry by the Bankruptcy Court of an order authorizing the appointment of an interim or permanent trustee in any Chapter 11 Case or the appointment of an examiner in any Chapter 11 Case with expanded powers to operate or manage the financial affairs, business, or reorganization of Borrower.

          (j) Any Chapter 11 Case shall be dismissed or converted from one under Chapter 11 to one under Chapter 7 of the Bankruptcy Code.

          (k) The entry of an order by the Bankruptcy Court granting relief from or modifying the automatic stay of Section 362 of the Bankruptcy Code (i) to allow any creditor (other than Agents and Lenders with respect to the Obligations) to execute upon or enforce a Lien on any Collateral (any such Collateral, the "Subject Collateral") at any time at which the aggregate
                      ------------------
     value of all Subject Collateral during the period from and after the Closing Date is equal to or greater than $5,000,000, or (ii) with respect to any Lien of or the granting of any Lien on any Collateral to any state or local environmental or regulatory agency or authority that could reasonably be expected to have a Material Adverse Effect.

          (l) The Interim Order or the Final Order shall be modified or revoked without Agents' prior written consent.

          (m) There shall commence any suit or action against any Agent or any Lender by or on behalf of (i) any Borrower, (ii) the Environmental Protection Agency, (iii) any state environmental protection or health and safety agency, or (iv) any official committee in the Chapter 11 Case, in each case that asserts a claim or seeks a legal or equitable remedy that would have the effect of subordinating the claim or Lien of Collateral Agent and, if such suit or action is commenced by any Person other than any Borrower or any Subsidiary, officer, or employee of any Borrower, such suit or action shall not have been dismissed or stayed within 30 days after service thereof on the relevant Agent or such Lender, as applicable, and, if stayed, such stay shall have been lifted.

          (n) Any material provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Borrower shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any material Lien created under any Loan Document shall cease to be a valid and perfected first priority Lien (except as otherwise permitted herein or therein) in any of the Collateral purported to be covered thereby.

          (o) Any Change of Control shall occur.

     8.2  Remedies.
          --------

          If any Event of Default shall have occurred and be continuing, then Administrative Agent may (and at the written request of the Requisite Lenders shall), upon written notice to Borrower Representative: (i) terminate the Revolving Loan facility with respect to further Revolving Credit Advances or the incurrence of further L/C Obligations, (ii) declare all or any portion of the Obligations, including all or any portion of any Revolving Loan, to be forthwith due and payable, and require that the L/C Obligations be cash collateralized as provided in ANNEX B, (iii) revoke Borrowers' rights to use Cash Collateral in
            -------
which any Agent or Lender has an interest; and (iv) five Business Days after receipt by Borrower Representative, the United States Trustee and counsel for any official committee of creditors in the Chapter 11 Cases of written notice from Administrative Agent, exercise, or cause Collateral Agent to exercise, any rights and remedies under the Loan Documents or at law or in equity. Pursuant to the Interim Order and the Final Order, the automatic stay of Section 362 of the Bankruptcy Code shall be modified and vacated to permit Agents and Lenders to exercise their remedies under this Agreement and the other Loan Documents, without further application or motion to, or order from, the Bankruptcy Court. Upon the occurrence of an Event of Default and the exercise by any Agent or Lender of its rights and remedies under this Agreement and the other Loan Documents pursuant to CLAUSE (IV) above, Borrowers shall assist the relevant Agent or Lender in effecting a sale or other disposition of the Collateral upon such terms as are designed to maximize the proceeds obtainable from such sale or other disposition.

     8.3  Waivers by Borrowers.  Except as otherwise provided for in this
          --------------------
Agreement or by applicable law, each Borrower waives: (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by any Agent on which any Borrower may in any way be liable, and hereby ratifies and confirms whatever either Agent may do in this regard;
(b) all rights to notice and a hearing prior to any Agent's taking possession or control of, or any Agent's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing such Agent to exercise any of its remedies; and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.

9.   ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

     9.1  Assignment and Participations.
          -----------------------------

          (a) Borrowers consent to any Lender's assignment of, or sale of participations in, at any time or times, the Loan Documents, the Revolving Loan of such Lender, L/C Obligations or its Revolving Loan Commitment or of any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Any assignment by a Lender shall: (i) require the consent of Administrative Agent and Borrower Representative (which consent of Borrower Representative shall not be unreasonably withheld or delayed) and the execution of an assignment agreement (an "Assignment Agreement")
                                                       --------------------
     substantially in the form attached hereto as EXHIBIT 9.1(a) and otherwise
                                                  --------------
     in form and substance satisfactory to, and acknowledged by, Administrative Agent; provided, that no such consent of Borrower Representative shall be
            --------
     required if, at the time of such assignment, a Default or Event of Default has occurred and is continuing; (ii) be conditioned on such assignee Lender representing to the assigning Lender and Administrative Agent that it is purchasing the applicable Revolving Loan to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) if a partial assignment, be in a minimum amount of $4,000,000 or an integral multiple of $1,000,000 in excess thereof and, after giving effect to any such partial assignment, the assigning Lender shall have retained a Revolving Loan Commitment (or, after the Commitment Termination Date, a Revolving Credit Loan) in an amount at least equal to $4,000,000; and (iv) include a payment (allocated between the assignor and the assignee as they may agree) to Administrative Agent of an assignment fee of $3,500. In the case of an assignment by a Lender under this SECTION 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations of all other Lenders hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Revolving Loan Commitment or assigned portion thereof from and after the date of such assignment. Each Borrower hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Borrower to the assignee and that the assignee shall be a "Lender." In all instances, each Lender's liability to make Revolving Credit Advances hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the Revolving Loan Commitments. In the event Administrative Agent or any Lender assigns or otherwise transfers all or any part of the Obligations, Administrative Agent or any such Lender shall so notify Borrowers and Borrowers shall, upon the request of Administrative Agent or such Lender, execute new Revolving Notes, if any, in exchange for the Revolving Notes being assigned. Notwithstanding the foregoing provisions of this SECTION 9.1(a), any Lender may at any time pledge the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank in accordance with Regulation A or U.S. Treasury Regulation 31 CFR (S) 203.14, and any Lender that is an investment fund may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor; provided,
                                                                     --------
     that no such pledge to a Federal Reserve Bank and no such assignment to another investment fund shall release such Lender from such Lender's obligations hereunder or under any other Loan Document.

          (b) Any participation by a Lender of all or any part of its Revolving Loan Commitment shall be made with the understanding that all amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Revolving Loan in which such holder participates, (ii) any extension of the final maturity date of any Revolving Loan in which such holder participates, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of SECTIONS 1.11, 1.13, 1.14 and 9.8, each Borrower acknowledges and agrees that a participation shall give rise to a direct obligation of Borrowers to the participant and the participant shall be considered to be a "Lender." Except as set forth in the preceding sentence no Borrower shall have any obligation or duty to any participant. Neither any Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

          (c) Except as expressly provided in this SECTION 9.1, no Lender shall, as between Borrowers and that Lender, or Agents and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Revolving Loan, the Revolving Notes or other Obligations owed to such Lender.

          (d) Each Borrower shall assist any Lender permitted to sell assignments or participations under this SECTION 9.1 as reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each Borrower shall certify the correctness, completeness and accuracy of all descriptions of Borrowers and their respective affairs contained in any selling materials provided by it and all other information provided by it and included in such materials, except that the Budget shall only be certified by Borrowers as having been prepared by Borrowers in compliance with the representations contained in SECTION 3.4(b).

          (e) A Lender may furnish any information concerning Borrowers in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants). Each Lender shall obtain from any prospective or actual assignees or participants confidentiality covenants substantially equivalent to those contained in
     SECTION 11.8.

     9.2  Appointment.
          -----------

          (a) GE Capital is hereby appointed to act on behalf of all Lenders as Administrative Agent under this Agreement and the other Loan Documents. BofA is hereby appointed to act on behalf of all Lenders as Collateral Agent under this Agreement and the other Loan Documents. The provisions of this SECTION 9.2 are solely for the benefit of Agents and Lenders and neither any Borrower nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, each of the Agents shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower or any other Person. The Administrative Agent and the Collateral Agent, in their capacities as such, shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of each Agent shall be mechanical and administrative in nature, and neither the Administrative Agent nor the Collateral Agent shall have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender.

          (b) If any Agent shall request instructions from Requisite Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from Requisite Lenders or all affected Lenders, as the case may be, and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, any Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (i) if such action would, in the opinion of such Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (ii) if such action would, in the opinion of such Agent, expose such Agent to any material liabilities or to any Environmental Liabilities or (iii) if such Agent shall not first be indemnified to its satisfaction against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against such Agent as a result of such Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders or all affected Lenders, as applicable.

     9.3  Reliance by Agents, Etc.  Neither any Agent nor any Affiliate of any
          ------------------------
Agent nor any of their respective officers, directors, employees, agents or representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Document, except for damages caused by its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each
Agent:

          (a) may treat the payee of any Revolving Note as the holder thereof until such Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to such Agent;

          (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts;

          (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents;

          (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Borrower or to inspect the Collateral (including the books and records) of any Borrower;

          (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and

          (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing

     (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     9.4  Each Agent in its Individual Capacity.  With respect to its respective
          -------------------------------------
Revolving Loan Commitment hereunder, each Agent, in its individual capacity, shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not an Agent hereunder; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include each agent in its individual capacity. Each Agent, in its individual capacity, and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Borrower, any of Borrowers' Affiliates and any Person who may do business with or own securities of any Borrower or any such Affiliate, all as if it were not an Agent hereunder and without any duty to account therefor to Lenders. Each Agent, in its individual capacity, and its Affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     9.5  Lender Credit Decision.  Each Lender acknowledges that it has,
          ----------------------
independently and without reliance upon any Agent or any other Lender and based on the Financial Statements referred to in SECTION 3.4(a) and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Borrowers and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Revolving Loan and in Prepetition Indebtedness, and expressly consents to, and waives any claim based upon, such conflict of interest.

     9.6  Indemnification.  Lenders agree to indemnify each Agent (to the extent
          ---------------
not reimbursed by Borrowers and without limiting the obligations of Borrowers hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by such Agent in connection therewith; provided, that no Lender shall be liable for any portion of such
           --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that such Agent is not reimbursed for such expenses by Borrowers.

     9.7  Successor Agent.  Any Agent may resign at any time by giving not less
          ---------------
than 30 days' prior written notice thereof to Lenders and Borrower Representative. Upon the resignation of any Agent, the Requisite Lenders shall have the right to appoint a successor to such Agent. If a successor to such Agent shall not have been so appointed by the Requisite Lenders or shall not have accepted such appointment within 30 days after such resigning Agent's giving notice of resignation, then such resigning Agent may, on behalf of Lenders, appoint a successor to such Agent, which shall be a Lender if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $250,000,000. If no successor to such Agent has been appointed pursuant to the foregoing within 30 days after the date such notice of resignation was given by such resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of such Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor to such Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower Representative, which approval shall not be unreasonably withheld or delayed; provided, that
                                                              --------
such approval shall not be required if (i) the Successor Agent is already an Agent hereunder or (ii) a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as an Agent hereunder by a successor Agent or the effective date of a resigning Agent's resignation, a resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this SECTION 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as an Agent under this Agreement and the other Loan Documents.

     9.8  Setoff and Sharing of Payments.  In addition to any rights now or
          ------------------------------
hereafter granted under applicable law and not by way of limitation of any such rights, but subject to Section 9.9(f), upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Revolving Note is hereby authorized at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to offset and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Borrower (regardless of whether such balances are then due to such Borrower) and any other properties or assets at any time held or owing by that Lender or that holder to or for the credit or for the account of Borrowers against and on account of any of the Obligations that are not paid when due. Any Lender or holder of any Revolving Note exercising a right to offset or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Each Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amounts so offset to other Lenders and holders and (b) any Lender or holders so purchasing a participation in the Revolving Loan made or other Obligations held by other Lenders or holders may exercise all rights of setoff, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Revolving Loan and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the setoff amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of setoff, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

     9.9  Revolving Credit Advances; Payments; Non-Funding Lenders; Information;
          ----------------------------------------------------------------------
Actions in Concert.
------------------

          (a) Revolving Credit Advances; Payments.
              -----------------------------------

               (i) Administrative Agent shall notify Lenders promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m. (New York time) on the date such Notice of Revolving Credit Advance is received, by telecopy, telephone or other similar form of transmission. Each Lender shall make the amount of such Lender's Pro Rata Share of such Revolving Credit Advance available to Administrative Agent in same day funds by wire transfer to Administrative Agent's account as set forth in ANNEX G not later than
                                                         -------
          2:00 p.m. (New York time) on the requested funding date. Not later than 2:00 p.m. (New York time) on the requested funding date, subject to the satisfaction of the applicable conditions precedent set forth in SECTION 2.2, the Administrative Agent shall make the proceeds of such wire transfers available to Borrower by causing an amount of immediately available funds equal to the principal amount of such wire transfer proceeds received by it to be credited to the Disbursement Account; provided, that Administrative Agent may, in its sole
                   --------
          discretion, fund the requested Revolving Credit Advance before receipt of such wire transfers. All payments by each Lender shall be made without setoff, counterclaim or deduction of any kind.

               (ii) Promptly upon Administrative Agent's receipt of payments under this Agreement, Administrative Agent shall advise each Lender by telephone or telecopy of the amount of such Lender's Pro Rata Share of principal, interest and/or Fees that are included in such payment. As to each Lender, provided that such Lender has funded all payments and Revolving Credit Advances required to be made by it and purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of date, Administrative Agent shall pay to such Lender such Pro Rata Share of principal, interest and/or Fees, as the case may be. To the extent that any Lender (a "Non-Funding
                                                              -----------
          Lender") has failed to fund all such payments and Revolving Credit
          ------
          Advances or failed to fund the purchase of all such participations, Administrative Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of any payments received from Borrowers. All payments to any Lender hereunder shall be made by wire transfer to such Lender's account (as specified by such Lender in ANNEX G or the applicable Assignment Agreement).
                         -------

          (b) Availability of Lender's Pro Rata Share.  Administrative Agent may
              ---------------------------------------
     assume that each Lender will make its Pro Rata Share of each Revolving Credit Advance available to Administrative Agent on each funding date. If such Pro Rata Share is not, in fact, paid to Administrative Agent by such Lender when due, Administrative Agent will be entitled to recover such amount on demand from such Lender without setoff, counterclaim or deduction of any kind. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Administrative Agent's demand, Administrative Agent shall promptly notify Borrower Representative, and Borrowers shall immediately repay such amount to Administrative Agent. Nothing in this SECTION 9.9(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Administrative Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Revolving Loan Commitment hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder. To the extent that Administrative Agent advances funds to any Borrower on behalf of any Lender and is not reimbursed therefor on the same Business Day as such Revolving Credit Advance is made, Administrative Agent shall be entitled to retain for its account all interest accrued on such Revolving Credit Advance until reimbursed by the applicable Lender.

          (c)  Return of Payments.
               ------------------

               (i) If Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Administrative Agent from Borrowers and such related payment is not received by Administrative Agent, then Administrative Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

               (ii) If Administrative Agent determines at any time that any amount received by Administrative Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Administrative Agent on demand any portion of such amount that Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as Administrative Agent is required to pay to any Borrower or such other Person without setoff, counterclaim or deduction of any kind.

          (d) Non-Funding Lenders.  The failure of any Non-Funding Lender to
              -------------------
     make any Revolving Credit Advance or any payment required by it hereunder, shall not relieve any other Lender (each such other Lender, an "Other
                                                                     -----
     Lender") of its obligations to make such Revolving Credit Advance on such
     ------
     date, but neither any Other Lender nor Administrative Agent shall be responsible for the failure of any Non-Funding Lender to make an Revolving Credit Advance. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

          (e) Dissemination of Information.  Administrative Agent shall use
              ----------------------------
     reasonable efforts to provide Lenders with any notice of Default or Event of Default received by

     Administrative Agent from, or delivered by Administrative Agent to, any Borrower, with notice of any Event of Default of which Administrative Agent has actually become aware and with notice of any action taken by Agents following any Event of Default; provided, that each Agent shall not be
                                     --------
     liable to any Lender for any failure to do so, except to the extent that such failure is attributable to such Agent's gross negligence or willful misconduct. Except for notices, reports and other documents delivered to the Administrative Agent (which the Administrative Agent hereby agrees to provide to each Lender) pursuant to ANNEX E, the Administrative Agent shall
                                         -------
     not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers which may come into its possession.

          (f) Actions in Concert.  Notwithstanding anything in this Agreement to
              ------------------
     the contrary, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Revolving Notes (including exercising any rights of setoff) without first obtaining the prior written consent of Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Revolving Notes shall be taken in concert and at the direction of (i) Administrative Agent and Collateral Agent or (ii) Requisite Lenders.

10.  SUCCESSORS AND ASSIGNS

     This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of each Borrower, Agents, Lenders and their respective successors and assigns (including, in the case of any Borrower, a debtor-in-possession on behalf of such Borrower), except as otherwise provided herein or therein. No Borrower may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Agents and Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by any Borrower without the prior express written consent of Agents and Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Borrower, Agents and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11.  MISCELLANEOUS

     11.1 Complete Agreement; Modification of Agreement.  The Loan Documents
          ---------------------------------------------
constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in SECTION 11.2. Any letter of interest, commitment letter, or fee letter (other than the GE Capital Fee Letter),including, without limitation, the Proposal Letter dated September 18, 1998, between any Borrower and any Agent or Lender or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect including, without limitation the Proposed Letter dated September 18, 1998 shall be superseded by this Agreement.

     11.2 Amendments and Waivers.
          ----------------------

          (a) Except for actions expressly permitted to be taken by Administrative Agent, Collateral Agent, or Agents jointly, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and Borrowers, and by Requisite Lenders or all Lenders, as applicable. Except as set forth in CLAUSES (b) and (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

          (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that (i) amends the Budget, ANNEX J, or the definition of "Availability Limitation" or (ii) waives
     -------
     compliance with the conditions precedent set forth in SECTIONS 2.1 OR 2.2 to the making of any Revolving Loan or the incurrence of any L/C Obligations shall be effective unless the same shall be in writing and signed by Requisite Lenders and Borrowers. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default (if in connection therewith Administrative Agent or Requisite Lenders, as the case may be, have exercised its or their right to suspend the making or incurrence of further Revolving Credit Advances or L/C Obligations pursuant to SECTION 8.2(a)) or any Event of Default shall be effective for purposes of the conditions precedent to the making of Revolving Loan or the incurrence of L/C Obligations set forth in SECTIONS
     2.1 OR 2.2 unless the same shall be in writing and signed by Requisite Lenders and Borrowers.

          (c) No amendment, modification, termination or waiver shall, unless in writing and signed by each Lender:

               (i) increase the principal amount of any Lender's Revolving Loan Commitment;

               (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Revolving Loan or L/C Obligations of any Lender;

          provided, that Requisite Lenders shall be permitted to change the
          --------
          amount, timing or rate of the Default Rate;

               (iii) extend the final maturity date for, or reduce the amount of, any payment or prepayment of principal of or interest on or any fee related to any Revolving Loan of any Lender;

               (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any Lender;

               (v) except as otherwise permitted herein or in the other Loan Documents, release, subordinate any Lien on any portion of, or permit any Borrower to sell or otherwise dispose of any Collateral;

               (vi) change the percentage of the Revolving Loan Commitments or of the aggregate unpaid principal amount of the Revolving Loan that shall be required for Lenders or any of them to take any action hereunder;

               (vii)  subject any Lender to any additional obligations; and

               (viii) amend or waive this SECTION 11.2 or the definitions of the term "Requisite Lenders" insofar as such definition affects the substance of this SECTION 11.2.

          No amendment, modification, termination or waiver that would modify any requirement under this Agreement that any particular action be taken by all Lenders or Requisite Lenders shall be effective without the consent of each Lender. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Administrative

     Agent or Collateral Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by Administrative Agent or Collateral Agent, as the case may be, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Administrative Agent or Collateral Agent to take additional Collateral pursuant to any Loan Document.

          No amendment, modification, termination or waiver of any provision of any Revolving Note shall be effective without the written concurrence of the holder of that Revolving Note. No notice to or demand on any Borrower in any case shall entitle such Borrower or any other Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this SECTION 11.2 shall be binding upon each holder of the Revolving Notes at the time outstanding and each future holder of the Revolving Notes.

          (d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):
                               ---------------

               (i) requiring the consent of all Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained; or

               (ii) requiring the consent of Requisite Lenders, the consent of Lenders holding 51% or more of the aggregate Revolving Loan Commitments is obtained, but the consent of Requisite Lenders is not obtained, (any such Lender whose consent is not obtained as described in the clauses (I) and (II) being referred to as a "Non-Consenting
                                                              --------------
          Lender"),
          ------

     then, so long as Administrative Agent is not a Non-Consenting Lender, at Borrower Representative's request, either Administrative Agent or a Person acceptable to Administrative Agent shall have the right with Administrative Agent's consent and in Administrative Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agree that it shall, upon Administrative Agent's request, sell and assign to Administrative Agent or such Person, all of the Revolving Loan Commitments of such Non-Consenting Lender (or, after the Commitment Termination Date, the Revolving Loan of such Non-Consenting Lender) for an amount equal to the principal balance of the Revolving Loan held by such Non-Consenting Lender and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

          (e) Upon indefeasible payment in full in cash and performance of all of the Obligations (other than indemnification Obligations under SECTION
     1.11 and L/C Obligations which have been fully cash collateralized in the manner set forth in ANNEX B), termination of the Revolving Loan Commitments
                         -------
     and a release of all claims against Administrative Agent, Collateral Agent, and Lenders, and so long as no suits, actions, proceedings or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Administrative Agent and Collateral Agent (as appropriate) shall deliver to Borrowers termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

     11.3 Fees and Expenses.  Borrowers shall reimburse each Agent for all out-
          -----------------
of-pocket expenses incurred in connection with the negotiation and preparation of the Loan Documents and the obtaining of approval of the Loan Documents by the Bankruptcy Court (including the reasonable fees and expenses of all of their respective special loan counsel, advisors, consultants and auditors retained in connection with the Loan Documents and advice in connection therewith). Borrowers shall reimburse each Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

          (a) any amendment, modification or waiver of, consent with respect to, or termination of, any of the Loan Documents or related transactions or advice in connection with the administration of the Revolving Loan made pursuant hereto or its rights hereunder or thereunder;

          (b) monitoring the Chapter 11 Cases and any subsequent chapter 7 case;

          (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by any Agent, any Borrower or any other Person, and whether as a party, witness or otherwise) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith;

          (d) any attempt to enforce any remedies of any Agent against any or all Borrowers or any other Person that may be obligated to such Agent by virtue of any of the Loan Documents;

          (e) efforts to (i) monitor the Revolving Loan or any of the other Obligations, (ii) evaluate, observe or assess any of the Borrowers or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including in all cases all attorneys' and other professional and service providers' reasonable fees arising from such services, including those in connection with any appellate proceedings, and all expenses, costs, charges and other reasonable fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this SECTION 11.3, all of which shall be payable, on demand, by Borrowers to the relevant Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: reasonable fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

     11.4 No Waiver.  The failure of any Agent or Lender, at any time or times,
          ---------
to require strict performance by Borrowers of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of such Agent or Lender thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. Subject to the provisions of SECTION 11.2, none of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Borrower shall be deemed to have been suspended or waived by any Agent or Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Administrative Agent and the applicable required Lenders and directed to Borrower Representative specifying such suspension or waiver.

     11.5 Remedies.  Agents' and Lenders' rights and remedies under this
          --------
Agreement shall be cumulative and nonexclusive of any other rights and remedies that any Agent or Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     11.6 Severability.  Wherever possible, each provision of this Agreement and
          ------------
the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.

     11.7 Conflict of Terms.  Except as otherwise provided in this Agreement or
          -----------------
any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.8 Confidentiality.  Each Agent and Lender agree to use commercially
          ---------------
reasonable efforts (equivalent to the efforts such Agent or Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to them by the Borrowers and designated as confidential for a period of one year following receipt thereof, except that each Agent and Lender may disclose such information: (a) to Persons employed or engaged by such Agent or Lender in evaluating, approving, structuring or administering the Revolving Loan and the Revolving Loan Commitments; (b) to any bona fide assignee or participant or potential assignee
                        ---------
or participant that has agreed to comply with the covenant contained in this
SECTION 11.8 (and any such bona fide assignee or participant or potential
                           ---------
assignee or participant may disclose such information to Persons employed or engaged by them as described in CLAUSE (a) above); (c) as (i) required or requested by any Governmental Authority or reasonably believed by such Agent or Lender to be compelled by any court decree, subpoena or legal or administrative order or process or (ii) on the advice of such Agent's or Lender's counsel, is required by law, provided, that in each of the circumstances described in this
                 --------
CLAUSE (C), such Agent or Lender, as the case may be, shall (to the extent practicable) notify Borrower Representative in advance regarding such disclosure; (e) to the extent necessary in connection with the exercise of any right or remedy under the Loan Documents or in connection with any Litigation to which such Agent or Lender is a party; or (f) that ceases to be confidential through no fault of such Agent or Lender.

     11.9 GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE
          -------------
LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER HEREBY CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF

JURISDICTION OR VENUE, IN THE BANKRUPTCY COURT FOR THE DISTRICT OF ARIZONA. SERVICE OF PROCESS ON ANY BORROWER, AGENT OR ANY LENDER IN ANY ACTION ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS SHALL BE EFFECTIVE IF SENT TO SUCH PARTY BY CERTIFIED OR REGISTERED MAIL AT ITS ADDRESS (OR BORROWER REPRESENTATIVE'S ADDRESS WITH RESPECT TO ALL BORROWERS) LISTED IN ANNEX H.
                                                                  -------
NOTHING HEREIN SHALL PRECLUDE OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

     11.10  Notices.  Except as otherwise provided herein, whenever it is
            -------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered:

          (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid;

          (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this SECTION 11.10);

          (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid; or

          (d) when delivered, if hand-delivered by messenger,

all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in ANNEX H or to such other address (or
                                         -------
facsimile number) as may be substituted by notice given as herein provided.

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Agents) designated in ANNEX H to receive copies shall in no way adversely affect the
              -------
effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     11.11  Section Titles.  The Section titles and Table of Contents contained
            --------------
in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     11.12  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which shall collectively and separately constitute one agreement.

     11.13  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
            --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

     11.14  Press Releases.  Each Borrower executing this Agreement agrees that
            --------------
neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or BofA or their respective affiliates or referring to this Agreement or the other Loan Documents without prior notice to GE Capital and BofA and without the prior written consent of GE Capital and BofA unless (and only to the extent that) such Borrower is required to do so under law and then, in any event, such Borrower will, to the extent practicable, consult with GE Capital and BofA before issuing such press release or other public disclosure. Each Borrower consents to the publication by Administrative Agent, Collateral Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. Such Agent or Lender shall provide a draft of any such tombstone or similar advertising material to Borrower Representative for review and comment prior to the publication thereof. Agents reserve the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

     11.15  Advice of Counsel.  Each of the parties represents to each other
            -----------------
party hereto that it has discussed this Agreement and, specifically, the provisions of SECTIONS 11.9 and 11.13, with its counsel.

     11.16  No Strict Construction.  The parties hereto have participated
            ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     11.17  No Limitation on Objection Rights; Limited Scope of Consents.  With
            ------------------------------------------------------------
respect to any provision hereof that prohibits Borrowers from taking a particular action without having first obtained an order of the Bankruptcy Court authorizing or approving such action, nothing herein shall be deemed to be a consent by Agents or Lenders to the entry of any such order, it being understood that Agents and Lenders expressly reserve the right to oppose any motion or application that may be brought by any Borrower or any other Person in the Chapter 11 Cases seeking any such order and to file an appeal with respect to any such order that may be entered. In addition, nothing contained herein, and no consent, waiver or agreement of any Agent or Lender hereunder or under any other Loan Document, shall be deemed to be a consent, agreement or waiver of such Person in any capacity other than its capacity as an Agent or Lender, as the case may be, hereunder (including in its capacity as a lender or an agent with respect to any Prepetition Indebtedness).

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK

          IN WITNESS WHEREOF, this Debtor in Possession Credit Agreement has been duly executed as of the date first written above.


"BORROWERS"
BOSTON CHICKEN, INC.,                                BC REAL ESTATE INVESTMENTS, INC.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession


By: /s/ Lawrence E. White                           By: /s/ Lawrence E. White
   ________________________________                     ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


BCI ACQUISITION SUB, L.L.C.,                         PROGRESSIVE FOOD CONCEPTS, INC.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By:  Boston Chicken, Inc., Manager
                                                     By: /s/ Lawrence E. White
                                                        ___________________________________
                                                     Name: Lawrence E. White
By: /s/ Lawrence E. White                            Title: Executive Vice President
    ________________________________
Name: Lawrence E. White
Title: Executive Vice President


BCI MAYFAIR, INC.,                                   BCI R&A, INC.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession


By: /s/ Lawrence E. White                           By: /s/ Lawrence E. White
   ________________________________                     ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


BCI MASSACHUSETTS, INC.,                             BCI WEST, INC.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession


By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President



BCI SOUTHWEST, INC.,                                 MID-ATLANTIC RESTAURANT SYSTEMS, INC.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession


By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


MAYFAIR PARTNERS, L.P.,                              BC GREAT LAKES, L.L.C.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By: BCI Mayfair, Inc., as General Partner            By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


BC NEW YORK, L.L.C.,                                 BC GOLDENGATE, L.L.C.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By: Boston Chicken, Inc., Manager                    By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


BC SUPERIOR, L.L.C.,                                 BC HEARTLAND, L.L.C.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By: Boston Chicken, Inc., Manager                    By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


BC TRI-STATES, L.L.C.,                               FINEST FOODSERVICE, L.L.C.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By:  Boston Chicken, Inc., Manager                   By: Boston Chicken, Inc., Manager

By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


P & L FOOD SERVICES, L.L.C.,                         R&A FOOD SERVICES, L.P.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By: Boston Chicken, Inc., Manager                    By: BCI R&A, Inc., as General Partner


By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


BC BOSTON, L.P.,                                     BCE WEST, L.P.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By: BCI Massachusetts, Inc., as General Partner      By: BCI West, Inc. as General Partner

By: /s/ Lawrence E. White                           By:  /s/ Lawrence E. White
   ___________________________________                  ___________________________________
Name: Lawrence E. White                              Name: Lawrence E. White
Title: Executive Vice President                      Title: Executive Vice President


B.C.B.M. SOUTHWEST, L.P.,                            BUFFALO P&L FOOD SERVICES, INC.,
Debtor and Debtor in Possession                      Debtor and Debtor in Possession

By: BCI Southwest, Inc., as General Partner          By:  /s/ Lawrence E. White
                                                        ___________________________________
                                                     Name: Lawrence E. White
By: /s/ Lawrence E. White                            Title: Executive Vice President
   ___________________________________
Name: Lawrence E. White
Title: Executive Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent



By: /s/ Daniel P. Gioia
   _______________________________
Name: Daniel P. Gioia
      Senior Risk Manager



GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender



By: /s/ Daniel P. Gioia
   _______________________________
Name: Daniel P. Gioia
      Senior Risk Manager

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION,
as Collateral Agent



By: /s/ David Johansen
   ________________________________
Name: David Johansen
Title: Vice President



BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION,
as a Lender



By: /s/ Lynn D. Simmons
   ________________________________
Name: Lynn D. Simmons
Title: Vice President

SANWA BUSINESS CREDIT CORPORATION,
as a Lender



By: /s/ Philip Raby
   ________________________________
Name: Philip Raby
     _____________________________
Title: Account Manager
      _____________________________

LASALLE NATIONAL BANK,
as a Lender



By: /s/ Robert M. McMahon
   ________________________________
Name: Robert M. McMahon
     ______________________________
Title: Vice President
      _____________________________

HOUR LLC,
as a Lender



By: Sunrise Partners L.L.C., its Manager
By: Dawn General Partner Corp., its Manager



By: /s/ Michael J. Berner
   ________________________________
Name: Michael J. Berner
      _____________________________
Title: Vice President
      _____________________________

                               ANNEX A (RECITALS)
                                        --------
                                       TO
                                CREDIT AGREEMENT
                                ----------------

                                  DEFINITIONS
                                  -----------


     Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings, and all references in the following definitions to the preamble, Recitals, Sections, Exhibits, Schedules or Annexes shall refer to the preamble, Recitals, Sections, Exhibits, Schedules or Annexes of the Agreement:

     "Adequate Protection Orders" means each order entered by the Bankruptcy
      --------------------------
Court with respect to the provision of adequate protection pursuant to the Bankruptcy Code to the holders of the 1995 Obligations, the holders of the 1996 Obligations, and the "Cash Management Banks" and the "Other Creditors" (as both such terms are defined in the Intercreditor Agreement), which orders shall be in form and substance acceptable to Agents (it being understood that the Adequate Protection Orders may provide for the payment of current interest at the contract rate on the 1996 Obligations and the 1995 Obligations to the extent consistent with the Budget).

     "Administrative Agent" means GE Capital or its successor appointed pursuant
      --------------------
to SECTION 9.7.

     "Affiliate" means, with respect to any Borrower, any Person other than a
      ---------
Financed Franchisee:

              (a) that directly or indirectly controls, is controlled by, or is under common control with, such Borrower;

               (b) that directly or indirectly owns or holds, whether beneficially or as a trustee, guardian or other fiduciary, at the time of determination, outstanding shares representing ten percent (10%) or more of any class of capital stock, partnership units or other equity interests of such Borrower (including, on a fully diluted basis, any options, warrants and other rights to acquire capital stock, partnership units or other equity interests that are exercisable at the time of determination, but excluding any options, warrants and other rights to acquire capital stock, partnership units or other equity interests that are not then exercisable);

               (c) ten percent (10%) or more of the capital stock, partnership units or other equity interests of which (calculated in accordance with the foregoing CLAUSE (b)) is directly or indirectly beneficially owned or held by such Borrower;

               (d) that is an officer, director, member, manager, joint venturer or partner of such Borrower; or

               (e) who is an immediate family member, spouse or lineal descendant of individuals who are Affiliates of such Borrower;

provided, that the term "Affiliate," as it relates to Borrowers, shall
--------
specifically exclude Agents and each Lender. For purposes of this definition only, the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Agent" means either Administrative Agent or Collateral Agent; "Agents"
      -----                                                          ------
means, collectively, Administrative Agent and Collateral Agent.

     "Agreement" means the Debtor in Possession Credit Agreement by and among
      ---------
Borrowers, GE Capital, as Administrative Agent and a Lender, BofA, as Collateral Agent and a Lender, and the other Lenders from time to time party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

     "Appendices" - See the RECITALS.
      ----------

     "Assignment Agreement" - See SECTION 9.1(a).
      --------------------

     "Availability Amount" - See ANNEX J.
      -------------------        -------

     "Availability Limitation" - See SECTION 1.1(a)(i).
      -----------------------

     "Bankruptcy Code" - See the RECITALS.
      ---------------

     "Bankruptcy Court" - See the RECITALS.
      ----------------

     "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure, as the
      ----------------
same may from time to time be in effect and applicable to the Chapter 11 Cases.

     "BCI" - See the PREAMBLE.
      ---

     "BofA" - See the PREAMBLE.
      ----

     "Borrower" and "Borrowers" - See the PREAMBLE.
      --------       ---------

     "Borrower Accounts" - See ANNEX C.
      -----------------        -------

     "Borrower Representative" - See SECTION 1.17.
      -----------------------

     "Budget" means the Budget attached hereto as SCHEDULE 3.4(b), as it may be
      ------                                      ----------------
amended from time to time in accordance with the terms hereof (and including the revised Budget required to be delivered pursuant to paragraph (f)(ii) of ANNEX
                                                    -----------------    -----
E). With respect to any amended Budget hereunder, Borrowers shall be deemed to have made the representations set forth in the last sentence of SECTION 3.4(B)

(provided, that such representations shall be as of the date of delivery of the
---------
relevant amended Budget, not as of the Closing Date).

     "Business Day" means any day that is not a Saturday, a Sunday or a day on
      ------------
which banks are required or permitted to be closed in the States of Colorado, Illinois or New York.

     "Capital Expenditures" means, with respect to any Person, all expenditures
      --------------------
(by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP, including with respect to Capital Leases.

     "Capital Lease" means, with respect to any Person, any lease of any
      -------------
property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

     "Capital Lease Obligation" means, with respect to any Capital Lease of any
      ------------------------
Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

     "Carve-Out" - See SECTION 1.16(c).
      ---------

     "Cash Collateral" means "cash collateral" as that phrase is defined in
      ---------------
Section 363(a) of the Bankruptcy Code.

     "Cash Collateral Account" - See ANNEX B.
      -----------------------        -------

     "Cash Equivalents" - See ANNEX B.
      ----------------        -------

     "Cash Management System" - See SECTION 1.6.
      ----------------------

     "Casualty Event" - See SECTION 5.4(c).
      --------------

     "Change of Control" means the termination of services of Michael Jenkins as
      -----------------
Chief Executive Officer or President of BCI or of Lawrence White as Chief Financial Officer or Executive Vice President of BCI.

     "Chapter 11 Case" and "Chapter 11 Cases" - See the RECITALS.
      ---------------       ----------------

     "Charges" means all federal, state, county, city, municipal, local, foreign
      -------
or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Borrower, (d) any Borrower's ownership or use of any properties or other assets, or (e) any other aspect of any Borrower's business.

     "Closing Date" means October 5, 1998.
      ------------

     "Code" means the Uniform Commercial Code as the same may, from time to
      ----
time, be enacted and in effect in the State of New York; provided, that in the
                                                         --------
event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Collateral Agent's Lien for the benefit of Agents and Lenders on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

     "Collateral" means the property covered by the Security Agreement and the
      ----------
other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a Lien in favor of Collateral Agent, on behalf of Agents and Lenders, to secure the Obligations.

     "Collateral Agent" means BofA or its successor appointed pursuant to
      ----------------
SECTION 9.7.

     "Collateral Documents" means the Security Agreement, the Patent, Trademark
      --------------------
and Copyright Security Agreement and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations, including the Interim Order and the Final Order.

     "Collection Account Agreement" means (i) any Existing Collection Account
      ----------------------------
Agreement that has been amended pursuant to a Collection Account Agreement Amendment, and (ii) any Collection Account Agreement substantially in the form of EXHIBIT C-1 (with such changes as may be acceptable to the Collateral Agent)
   -----------
among one or more Borrowers, Collateral Agent, and any bank at which such Borrower or Borrowers maintains a Borrower Account.

     "Combined Overhead" - See ANNEX F.
      -----------------        --------

     "Commitment Termination Date" means the earliest of:
      ---------------------------

               (a) April 4, 2000;

               (b) the date of termination of Lenders' obligations to make Revolving Credit Advances and to incur L/C Obligations or permit existing Revolving Credit Advances to remain outstanding pursuant to SECTION 8.2(ii);

               (c) the date of indefeasible prepayment in full by Borrowers of the Revolving Credit Advances, the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all L/C Obligations pursuant to ANNEX B, and the permanent reduction of the
                                 -------
     Revolving Loan Commitments to zero dollars ($0), in each case in accordance with the provisions of SECTION 1.3(a);

               (d) the date that is five days after the Petition Date if the Interim Order has not been entered by the Bankruptcy Court by such date;

               (e) the date that is 25 days after the Petition Date if the Final Order has not been entered by the Bankruptcy Court by such date, unless the Interim Order has been extended with Administrative Agent's written consent to a date acceptable to Administrative Agent;

               (f) the date the Interim Order expires, unless the Final Order shall have been entered and become effective by such date; and

               (g) the date a plan of reorganization in the Chapter 11 Cases becomes effective.

     "Common Collateral Agent" - See the Facilities Agreement.
      -----------------------

     "Compliance Certificate" - See ANNEX E.
      ----------------------        -------

     "Control Account" means the following account of GE Capital (or such other
      ---------------
account as may be designated in writing by Administrative Agent as the "Control Account"): account number 502-59-088, in the name of General Electric Capital Corporation at Bankers Trust Company in New York, New York, ABA No. 021 001 033, reference Boston Chicken-S. DeRaffele.

     "Copyright License" means any and all rights now owned or hereafter
      -----------------
acquired by any Person under any written agreement granting any right to use any Copyright or Copyright registration.

     "Copyrights" means all of the following now owned or existing or hereafter
      ----------
adopted or acquired by any Person: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; and (b) all reissues, extensions or renewals thereof.

     "Default" means any event that, with the passage of time or notice or both,
      -------
would, unless cured or waived, become an Event of Default.

     "Default Rate" - See SECTION 1.5(d).
      ------------

     "Disbursement Account" - See Annex C.
      --------------------        -------

     "Dollars" or "$"  means lawful currency of the United States of America.
      -------      -

     "ENBC" means Einstein/Noah Bagel Corp., a Delaware corporation.
      ----

     "ENBC Proceeds Cash Collateral" - See SECTION 1.3(b)(ii).
      -----------------------------

     "ENBC Proceeds Cash Collateral Amount" means, as of any date of
      ------------------------------------
determination, the aggregate amount of ENBC Proceeds Cash Collateral received by BCI pursuant to SECTION 1.3(b)(ii)(C) as of such time minus any portion thereof
                                                      -----
that has been used as of such time in accordance with SECTION 1.16(d).

     "ENBC Stock" means the Stock of ENBC owned of record or beneficially by BCI
      ----------
as of the Closing Date (and described in SCHEDULE 3.8).
                                         ------------

     "Environmental Laws" means all applicable federal, state, local and foreign
      ------------------
laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). "Environmental Laws" include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. (S)(S) 9601 et seq.) ("CERCLA"); the Hazardous Materials
                            -------    ------
Transportation Authorization Act of 1994 (49 U.S.C. (S)(S) 5101 et seq.); the
                                                                -------
Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S)(S) 136 et
                                                                         --
seq.); the Solid Waste Disposal Act (42 U.S.C. (S)(S) 6901 et seq.);
----                                                       ------
the Toxic Substance Control Act (15 U.S.C. (S)(S) 2601 et seq.); the Clean Air
                                                       -------
Act (42 U.S.C. (S)(S) 7401 et seq.); the Federal Water Pollution Control Act (33
                           -------
U.S.C. (S)(S) 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C.
                   ------
(S)(S) 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. (S)(S) 300(f) et
           ------                                                             --
seq.), and any and all regulations promulgated thereunder, and all analogous
----
state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

     "Environmental Liabilities" means, with respect to any Person, all
      -------------------------
liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

     "Environmental Permits" means all permits, licenses, authorizations,
      ---------------------
certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and any
      -----
regulations promulgated thereunder.

     "ERISA Affiliate" means, with respect to any Borrower, any trade or
      ---------------
business (whether or not incorporated) that, together with such Borrower, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or
(o) of the IRC.

     "ERISA Event" means, with respect to any Borrower or any ERISA Affiliate,
      -----------
(a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Borrower or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer," as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Borrower or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Borrower or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days; (g) any other event or condition that might reasonably be expected to constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; (i) the loss of a Qualified Plan's qualification or tax exempt status; or (j) the termination of a Plan described in Section 4064 of ERISA.

     "Event of Default" - See SECTION 8.1.
      ----------------

     "Existing Collection Account Agreement" means any "Collection Account
      -------------------------------------
Agreement" (under and as defined in the Facilities Agreement) that is in effect as of the Closing Date.

     "Existing Credit Agreement" - See the RECITALS.
      -------------------------

     "Facilities Agreement" means the Amended and Restated Facilities Agreement
      --------------------
dated as of October 24, 1997, as amended by the First Amendment and Consent to Amended and Restated Facilities Agreement dated as of July 15, 1998.

     "Fair Labor Standards Act" means the provisions of the Fair Labor Standards
      ------------------------
Act, 29 U.S.C. (S)(S) 201 et seq.
                          -------

     "Federal Funds Rate" means, for any day, a floating rate equal to the
      ------------------
weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by Administrative Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System.

     "Fees" means any and all fees payable to any Agent or any Lender pursuant
      ----
to the Agreement or any of the other Loan Documents.

     "Final Order" means the order of the Bankruptcy Court entered in the
      -----------
Chapter 11 Cases after a final hearing pursuant to Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001, satisfactory in form and substance to Agents, and from which no appeal has been timely filed, or if timely filed, no stay pending appeal shall have been granted, together with all extensions, modifications and amendments thereto, authorizing each Borrower to obtain credit, incur indebtedness, and grant Liens under the Agreement and the other Loan Documents and providing for the superpriority of Agents' and Lenders' claims, all as set forth in such order.

     "Financed Franchisee" means (i) BC Northwest, L.P., a Delaware limited
      -------------------
partnership, (ii) Boston West, L.L.C., a Delaware limited liability company, and
(iii) Platinum; provided, that any such Person shall no longer be a "Financed
                --------
Franchisee" if it becomes a Subsidiary of any Borrower.

     "Financial Covenants" - See SECTION 6.10.
      -------------------

     "Financial Statements" means the consolidated income statements, statements
      --------------------
of cash flows and balance sheets of Borrowers delivered in accordance with
SECTION 3.4(a) and ANNEX E.
                   -------

     "Fiscal Quarter" means any of the quarterly accounting periods of
      --------------
Borrowers.

     "Fiscal Year" means any of the annual accounting periods of Borrower ending
      -----------
on the last Sunday of any calendar year.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America, consistently applied, as such term is further defined in ANNEX F.
                                                                     -------

     "GE Capital" means General Electric Capital Corporation, a New York
      ----------
corporation.

     "GE Capital Fee Letter" means that certain letter dated as of September 18,
      ---------------------
1998, between GE Capital and BCI with respect to certain Fees to be paid from time to time by Borrowers to GE Capital.

     "General Intangibles" means all "general intangibles," as such term is
      -------------------
defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest that such Person may now or hereafter have in or under any contracts, Licenses, Copyrights, Trademarks and Patents and all applications therefor and reissues, extensions or renewals thereof, interests in partnerships, joint ventures and other business associations, permits, inventions (whether or not patented or patentable), knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, Goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated and certificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, instruments and other property in respect of or in exchange for pledged shares or other equity interests, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Person or any computer bureau or service company from time to time acting for such Person.

     "Goodwill" means all goodwill, trade secrets, proprietary or confidential
      --------
information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, distribution agreements and General Intangibles now or hereafter owned or acquired by any Person.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranteed Indebtedness" means, as to any Person, any obligation of such
      -----------------------
Person guaranteeing any indebtedness, lease, dividend, or other obligation

("primary obligation") of any other Person (the "primary obligor") in any
--------------------                             ---------------
manner, including any obligation or arrangement of such Person to

               (a) purchase or repurchase any such primary obligation,

               (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor,

               (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or

               (d) indemnify the owner of such primary obligation against loss in respect thereof.

The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

     "Hazardous Material" means any substance, material or waste that is
      ------------------
regulated by, or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

     "Indebtedness" means, with respect to any Person, without duplication,
      ------------

               (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred six months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than six months unless being contested in good faith,

               (b) all Capital Lease Obligations and the present value of future rental payments under all synthetic leases,

               (c) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured,

               (d) all obligations evidenced by notes, bonds, debentures or similar instruments,

               (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property),

               (f) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured,

               (g) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person (in all cases in an amount equal to the value of the property or assets so pledged), even though such Person has not assumed or become liable for the payment of such Indebtedness, and

               (h) the Obligations, if any, with respect to which such Person is liable.

     "Indemnified Liabilities" - See SECTION 1.11.
      -----------------------

     "Index Rate" means, for any day, a floating rate equal to the higher of (a)
      ----------
the rate publicly quoted from time to time by The Wall Street Journal as the
                                              -----------------------
"base rate on corporate loans posted by at least 75% of the nation's largest banks" (or, if The Wall Street Journal ceases quoting a base rate of the type
               -----------------------
described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and
(b) the Federal Funds Rate plus 50 basis points per annum.  Each change in any
                                                ---------
interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

     "Intellectual Property" means any and all Licenses, Patents, Copyrights,
      ---------------------
Trademarks and the Goodwill associated with any of the foregoing.

     "Intercreditor Agreement" means the Second Amended and Restated
      -----------------------
Intercreditor Agreement dated as of July 15, 1998 as in effect on the Closing Date.

     "Interest Payment Date" means the first Business Day of each month to occur
      ---------------------
while the Revolving Loan is outstanding; provided, that, in addition to the
                                         --------
foregoing, each of (x) the date upon which all of the Revolving Loan Commitments have been terminated and the Revolving Loan has been paid in full and (y) the Commitment Termination Date shall be deemed to be an "Interest Payment Date"
                                                      ---------------------
with respect to any interest that has then accrued under the Agreement.

     "Interim Order" means the interim order of the Bankruptcy Court entered in
      -------------
the Chapter 11

Cases after an interim hearing (assuming satisfaction of the standards prescribed in Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001 and other applicable law), together with all extensions, modifications and amendments thereto, satisfactory in form and substance to Agents, authorizing, on an interim basis, each Borrower to execute and perform under the terms of the Agreement and the other Loan Documents, substantially in the form of EXHIBIT
                                                                     -------
2.2(b).
------

     "IRC" means the Internal Revenue Code of 1986 and any regulations
      ---
promulgated thereunder.

     "IRS" means the Internal Revenue Service.
      ---

     "L/C Cash Collateral Amount" means, with respect to any Letter of Credit as
      --------------------------
of the time at which Borrowers are required to provide cash collateral therefor, the sum of (i) the maximum amount then available to be drawn under such Letter of Credit plus (ii) Administrative Agent's reasonable estimate of the amount of
          ----
fees and expenses of the type described in PARAGRAPH (D) of ANNEX B that may be
                                                            -------
payable thereafter with respect to such Letter of Credit.

     "L/C Fees" - See ANNEX B.
      --------        -------

     "L/C Issuer" - See ANNEX B.
      ----------        -------

     "L/C Issuing Lender" - See ANNEX B.
      ------------------        -------

     "L/C Obligations" means all outstanding obligations incurred by
      ---------------
Administrative Agent and Lenders at the request of Borrower Representative, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of a reimbursement agreement or guaranty by Administrative Agent or purchase of a participation as set forth in ANNEX B with
                                                                    -------
respect to any Letter of Credit. The amount of such L/C Obligations shall equal the maximum amount that may be payable by Administrative Agent or Lenders thereupon or pursuant thereto.

     "L/C Sublimit" - See ANNEX B.
      ------------        -------

     "Letters of Credit" means commercial or standby letters of credit issued
      -----------------
for the account of any Borrower by any L/C Issuer, and bankers' acceptances issued by any Borrower, for which Administrative Agent and Lenders have incurred L/C Obligations.

     "Lender"; "Lenders" means each of GE Capital, BofA, the other Lenders named
      ------    -------
on the signature pages of the Agreement and, if any such Lender shall decide to assign all or any portion of the Obligations, any assignee of such Lender.

     "License" means any Copyright License, Patent License, Trademark License or
      -------
other license of rights or interests now held or hereafter acquired by any Person.

     "Lien" means any mortgage or deed of trust, pledge, hypothecation,
      ----
assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "Liquidity Lenders" - See the RECITALS.
      -----------------

     "Liquidity Loan Payoff Amount" - See the RECITALS.
      ----------------------------

     "Litigation" - See SECTION 3.13.
      ----------

     "Loan Account" - See SECTION 1.10.
      ------------
                                      A-9

     "Loan Documents" means the Agreement, the Revolving Notes, the Collateral
      --------------
Documents, and all other agreements, instruments, documents and certificates identified in the Schedule of Documents executed and delivered to, or in favor of, any Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Borrower, or any employee of any Borrower and delivered to any Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Agreement or Loan Document as the same may be in effect at any and all times such reference becomes operative.

     "Margin Stock" - See SECTION 3.10.
      ------------

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
business, assets, operations, prospects or financial or other condition of Borrowers considered as a whole, (b) Borrowers' ability to pay the Revolving Loan or any of the other Obligations in accordance with the terms of the Agreement, (c) the Collateral or Collateral Agent's Liens, on behalf of Agents and Lenders, on the Collateral or the priority of such Liens, or (d) any Agent's or Lender's rights and remedies under the Agreement and the other Loan Documents; provided, that none of (i) the commencement of the Chapter 11 Cases,
           --------
or (ii) the commencement of a proceeding under any bankruptcy or similar law of any jurisdiction by or against, or the liquidation of some or all of the assets of, any Financed Franchisee (or any adverse changes resulting therefrom), shall constitute a Material Adverse Effect.

     "Maximum Amount" means, at the time any determination thereof is to be
      --------------
made, the amount at such time equal to the Revolving Loan Commitments of all Lenders.

     "Maximum Lawful Rate" - See SECTION 1.5(e).
      -------------------

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA, and to which any Borrower or ERISA Affiliate is making, is obligated to make, or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

     "Net Advance Amount" means, as of any time of determination during any
      ------------------
Retail Period, the greater of (i) zero and (ii)(A) the aggregate amount of all Revolving Credit Advances that have been made to Borrowers during such Retail Period (including any such Revolving Credit Advances made pursuant to PARAGRAPH
(b)(i) of ANNEX B), other than that portion of the initial Revolving Credit
          -------
Advance used to pay the Liquidity Loan Payoff Amount, minus (B) the aggregate
                                                      -----
amount of all voluntary payments (but expressly excluding any mandatory payments) that have been applied to the outstanding principal balance of the Revolving Credit Advances during such Retail Period.

     "Net Cash Proceeds" means, in the case of any sale of assets, cash payments
      -----------------
received (including any cash received by way of deferred payment pursuant to a note receivable or otherwise, but only as and when so received) by any Borrower from such sale, less (i) the amount of reasonable and customary fees and
                ----
commissions payable to non-Affiliates of Borrowers, (ii) any other normal expenses of sale, including reasonable costs and expenses related to such sale or other disposition that are to be paid in cash, and (iii) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Senior Encumbrances hereunder and such payments are approved by the Bankruptcy Court), if any.

     "1995 Master Lease Agreement" - See the RECITALS.
      ---------------------------

     "1995 Obligations" means the obligation of BCI to pay "Rent" (under and as
      ----------------
defined in the

1995 Master Lease Agreement).

     "1996 Master Lease Agreement" - See the RECITALS.
      ---------------------------

     "1996 Obligations" means, collectively, (i) the "Obligations" under and as
      ----------------
defined in the Existing Credit Agreement, and (ii) the "Lease Obligations" under and as defined in the 1996 Master Lease Agreement.

     "Non-Funding Lender" - See SECTION 9.9(a)(ii).
      ------------------

     "Notice of Mandatory Prepayment" - See SECTION 1.3(b).
      ------------------------------

     "Notice of Revolving Credit Advance" - See SECTION 1.1(a).
      ----------------------------------

     "Notice of Voluntary Prepayment/Reduction" - See SECTION 1.3(a).
      ----------------------------------------

     "Obligations" means all loans, advances, debts, liabilities and obligations
      -----------
for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Borrower to any Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest, Fees, Charges, expenses, attorneys' fees and any other sum chargeable to any Borrower under the Agreement or any of the other Loan Documents.

     "Operating Subsidiaries" - See CLAUSE (a)(xi) of the PREAMBLE; provided
      ----------------------
that "Operating Subsidiaries shall also include any other Subsidiaries that may from time to time operate Stores.

     "Organizational Documents" means, with respect to any Person, the
      ------------------------
certificate or articles of incorporation and bylaws, the certificate of partnership and partnership agreement, the articles of organization and operating agreement, or other equivalent organizational documents, as applicable, together with any document setting forth the designation, amount or rights, limitations and preferences of any of such Person's Stock.

     "Patent, Trademark and Copyright Security Agreement" means the Patent,
      --------------------------------------------------
Trademark and Copyright Security Agreement made in favor of Collateral Agent, on behalf of Agents and Lenders, by each Borrower.

     "Patent License" means rights under any written agreement now owned or
      --------------
hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

     "Patents" means all of the following in which any Person now holds or
      -------
hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Pension Plan" means a Plan described in Section 3(2) of ERISA.
      ------------

     "Permitted Encumbrances" - See SECTION 6.7.
      ----------------------

     "Permitted Senior Encumbrances" means (i) the Liens that secure the 1995
      -----------------------------
Obligations as of the Closing Date and any replacement Liens that are provided for in the Adequate Protection Order applicable to the 1995 Obligations and (ii) all other Permitted Encumbrances which are prior to the Liens securing the Revolving Loan and Obligations as a matter of law.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Petition Date"  See the RECITALS.
      -------------

     "Plan" means, at any time, an "employee benefit plan," as defined in
      ----
Section 3(3) of ERISA, that any Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Borrower.

     "Platinum" means Platinum Rotisserie, L.L.C., a Delaware limited liability
      --------
company.

     "Prepetition Indebtedness" means all Indebtedness of any Borrower incurred
      ------------------------
or assumed prior to the Petition Date.

     "Proceeds" means "proceeds," as such term is defined in the Code, including
      --------
(a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Person from time to time with respect to any of the Collateral,
(b) any and all payments (in any form whatsoever) made or due and payable to any Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Person against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the Goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the Collateral, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

     "Pro Rata Share" means, with respect to all matters relating to any Lender,
      --------------
(a) with respect to the Revolving Loan, the percentage obtained by dividing (i) its Revolving Loan Commitment, by (ii) the aggregate Revolving Loan Commitments, and (b) with respect to the Revolving Loan on and after the Commitment Termination Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the Revolving Loan held by that Lender, by (ii) the outstanding principal balance of the Revolving Loan held by all Lenders.

     "Qualified Plan" means a Pension Plan that is intended to be tax-qualified
      --------------
under Section 401(a) of the IRC.

     "Real Estate" - See SECTION 3.6.
      -----------

     "Release" means any release, threatened release, spill, emission, leaking,
      -------
pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

     "Reporting Officer" means any of the following officers of BCI: Chief
      -----------------
Financial Officer, Treasurer, Controller, and any Executive Vice President.

     "Requisite Lenders" means (a) Lenders (i) having more than sixty-six and
      -----------------
two-thirds percent (66 2/3%) of the Revolving Loan Commitments of all Lenders and (ii) constituting at least fifty percent (50%) in number of Lenders

(provided, that if one or more Lenders are Affiliates of one another, such
---------
Lenders shall constitute a single Lender for purposes of this CLAUSE (a)(ii), or
(b) if the Revolving Loan Commitments have been terminated, Lenders (i) having more than sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of the Revolving Loan and (ii) constituting at least fifty percent (50%) in number of Lenders (provided, that if one or more Lenders are
                                    --------
Affiliates of one another, such Lenders shall constitute a single Lender for purposes of this CLAUSE (b)(ii).

     "Restricted Payment" means, with respect to any Person:
      ------------------

               (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of such Person's Stock;

               (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly;

               (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any subordinated debt of such Person;

               (d) any payment made
     to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Person now or hereafter outstanding;

               (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Person's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission;

               (f) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person other than payment of compensation in the ordinary course (including employee retention bonuses provided for in the Budget) to stockholders who are employees of such Person; and

               (g) any payment of management fees (or other fees of a similar nature) by such Person to any Person other than a Borrower.

     "Retail Period" means any of the thirteen consecutive four-week periods
      -------------
used by BCI for accounting purposes that begin on or about the Monday after the last Sunday in December of each year and end on the last Sunday in December of the next year.

     "Revolving Credit Advance" - See SECTION 1.1(a)(i).
      ------------------------

     "Revolving Loan" means, at any time, (a) the aggregate amount of Revolving
      --------------
Credit Advances outstanding to Borrowers plus (b) the aggregate L/C Obligations
                                         ----
incurred on behalf of Borrowers. Unless the context otherwise requires, references to the outstanding principal balance of the Revolving Loan shall include the outstanding balance of L/C Obligations.

     "Revolving Loan Commitment" means (a) as to any Lender, the aggregate
      -------------------------
commitment of such Lender to make Revolving Credit Advances or incur L/C Obligations as set forth on ANNEX I or in the most recent Assignment Agreement
                            -------
executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances or incur L/C Obligations, which aggregate commitment shall be Seventy Million Dollars ($70,000,000) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

     "Revolving Note" - See SECTION 1.1(a)(ii).
      --------------

     "Schedule of Documents" means the schedule, including all appendices,
      ---------------------
exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as ANNEX D.
                                             -------

     "Securities Act" means the provisions of the Securities Act of 1933, 15
      --------------
U.S.C. Sections 77a et seq.
                    -------

     "Securities Exchange Act" means the provisions of the Securities Exchange
      -----------------------
Act of 1934, 15 U.S.C. Sections 78a et seq.
                                    -------

     "Security Agreement" means the Pledge and Security Agreement of even date
      ------------------
herewith entered into by and among Collateral Agent, on behalf of Agents and Lenders, and each Borrower.

     "Stock" means all shares, options, warrants, general or limited partnership
      -----
interests, membership interests, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

     "Stockholder" means, with respect to any Person, each holder of Stock of
      -----------
such Person.

     "Store" means a retail food service outlet operating under the tradename of
      -----
"Boston Market" or "Boston Carver."

     "Store EBITDAL" - See ANNEX F.
      -------------        --------

     "Store Revenue" means, for any Store, the weekly net revenue (i.e. gross
      -------------                                                ----
revenue net of all coupons, discounts and other amounts deducted from gross revenues to obtain net revenue) for such Store (whether such Store is operated by BCI, an Operating Subsidiary or a Financed Franchisee).

     "Subject Asset Sale" - See SECTION 1.3(b)(iii).
      ------------------

     "Sublease" means any "Sublease" under and as defined in the 1995 Master
      --------
Lease or the 1996 Master Lease.

     "Subsidiary" means, with respect to any Person, (a) any corporation of
      ----------
which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

     "System EBITDAL" - See ANNEX F.
      --------------        --------

     "Taxes" means taxes, levies, imposts, deductions, Charges or withholdings,
      -----
and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of any Agent or Lender by the jurisdictions under the laws of which such Agent or Lender is organized or by any political subdivision thereof.

     "Termination Date" means the date on which (a) the Revolving Loan has been
      ----------------
indefeasibly repaid in full, (b) all other Obligations under the Agreement and the other Loan Documents have been completely discharged, (c) L/C Obligations have been terminated, replaced, guaranteed or cash collateralized in accordance with ANNEX B, and (d) Borrowers shall not have any
                                  -------
further right to borrow any monies under the Agreement.

     "Third Party Interactives" means all Persons with whom any Borrower
      ------------------------
exchanges data electronically in the ordinary course of business, including customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

     "Title IV Plan" means a Pension Plan (other than a Multiemployer Plan) that
      -------------
is covered by Title IV of ERISA and that any Borrower or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Trademark License" means rights under any written agreement now owned or
      -----------------
hereafter acquired by any Person granting any right to use any Trademark.

     "Trademarks" means all of the following now owned or existing or hereafter
      ----------
adopted or acquired by any Person: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

     "Unfunded Pension Liability" means, at any time, the aggregate amount, if
      --------------------------
any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five years following a transaction that might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Borrower or any ERISA Affiliate as a result of such transaction.

     "Welfare Plan" means a Plan described in Section 3(1) of ERISA.
      ------------

     "Year 2000 Corrective Plan" means, with respect to each Borrower, a
      -------------------------
comprehensive plan to eliminate all of its Year 2000 Problems at or before the end of Fiscal Year 1999, including (a) computer code enhancements or revisions,
(b) upgrades or replacements of Year 2000 Date-Sensitive Systems/Components, (c) test and validation procedures, (d) an implementation time line and budget, and
(e) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan.

     "Year 2000 Date-Sensitive System/Component" means, as to any Person, any
      -----------------------------------------
system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

     "Year 2000 Problems" means, with respect to each Borrower, limitations on
      ------------------
the capacity or readiness of any such Borrower's Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including exchanges of information among Year 2000 Date-Sensitive Systems/Components of the Borrower and exchanges of information among the Borrower and Year 2000 Date-Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware and embedded microchips.

     Rules of construction with respect to accounting terms used in the Agreement or any of the other Loan Documents shall be as set forth in ANNEX F.
                                                                      -------
All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein. Unless otherwise specified, references in the Agreement or any of the Appendices to a section, subsection or clause refer to such section, subsection or clause as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Borrower, such words are intended to signify that such Borrower has actual knowledge or awareness of a particular fact or circumstance or that such Borrower.

                             ANNEX B (SECTION 1.2)
                                      -----------
                                       TO

                                CREDIT AGREEMENT
                                ----------------

                               LETTERS OF CREDIT
                               -----------------

     (a) Issuance. Subject to the terms and conditions of the Agreement,
         --------
Administrative Agent and Lenders agree to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower Representative on behalf of the applicable Borrower and for such Borrower's account, L/C Obligations by causing Letters of Credit to be issued (by a bank or other legally authorized Person selected by or acceptable to Administrative Agent in its sole discretion (each, an "L/C Issuer")) for such Borrower's account and
                               ----------
guaranteed by Administrative Agent; provided, that, with respect to any Letter
                                    --------
of Credit as to which the L/C Issuer is a Lender (an "L/C Issuing Lender"), such
                                                      ------------------
Letter of Credit shall not be guaranteed by Administrative Agent but rather each Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in such Letter of Credit as provided in PARAGRAPH (b)(ii) below. The aggregate amount of all L/C Obligations shall not at any time exceed the lesser of (i) Ten Million Dollars ($10,000,000), as such amount may be reduced from time to time pursuant to
SECTION 1.3 (the "L/C Sublimit"), and (ii) the Maximum Amount less the aggregate
                  ------------
outstanding principal balance of the Revolving Credit Advances (provided, that,
                                                                --------
at the time of, and after taking into account, the incurrence of any L/C Obligations, Borrowers shall be in compliance with the Availability Limitation. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, and neither Administrative Agent nor Lenders shall be under any obligation to incur L/C Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date that is later than the Commitment Termination Date.

     (b)  Revolving Credit Advances Automatic; Participations.
          ----------------------------------------------------

          (i) In the event that Administrative Agent or any L/C Issuing Lender shall make any payment on or pursuant to any L/C Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance to the applicable Borrower under SECTION 1.1(a) regardless of whether a Default or Event of Default shall have occurred and be continuing and notwithstanding any Borrower's failure to satisfy the conditions precedent set forth in SECTION 2, and each Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any Lender to make available to Administrative Agent its Pro Rata Share of any such Revolving Credit Advance or payment by Administrative Agent or L/C Issuing Lender, as the case may be, under or in respect of a Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to Administrative Agent its Pro Rata Share thereof, but no Lender shall be responsible for the failure of any other Lender to make available such other Lender's Pro Rata Share of any such payment.

          (ii) As to any Letter of Credit issued by an L/C Issuing Lender, immediately upon issuance of any such Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from such L/C Issuing Lender an undivided interest and participation in such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the L/C Obligations with respect to such Letter of Credit on the date of such issuance.

          (iii) If it shall be illegal or unlawful for any reason for Borrower to incur Revolving Credit Advances as contemplated by PARAGRAPH (b)(i) above with respect to any Letters of

     Credit, then immediately and without further action whatsoever, each Lender shall be deemed to have irrevocably and unconditionally purchased from Administrative Agent an undivided interest and participation equal to such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the L/C Obligations in respect of all Letters of Credit then outstanding (other than Letters of Credit that are subject to the immediately preceding CLAUSE
     (ii)).

          (iv) Each Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.

     (c)  Cash Collateral.
          ---------------

          (i) If Borrowers are required to provide cash collateral for any L/C Obligations pursuant to the Agreement prior to the Commitment Termination Date, Borrowers will pay to Collateral Agent, for the ratable benefit of Agents and Lenders, cash or cash equivalents acceptable to Collateral Agent ("Cash Equivalents") in an amount equal to the L/C Cash Collateral Amount
       ----------------
     for each applicable Letter of Credit. Such funds or Cash Equivalents shall be held by Collateral Agent in a cash collateral account (the "Cash
                                                                    ----
     Collateral Account") maintained at a bank or financial institution
     ------------------
     acceptable to Collateral Agent. The Cash Collateral Account shall be in the name of the applicable Borrower and shall be pledged to, and subject to the control of, Collateral Agent, for the ratable benefit of Agents and Lenders, in a manner satisfactory to Collateral Agent. Each Borrower hereby pledges and grants to Collateral Agent, on behalf of Agents and Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof as security for the payment of all amounts due in respect of the L/C Obligations and other Obligations, whether or not then due. The Agreement, including this ANNEX B, shall constitute a security agreement under applicable law.
     -------

          (ii) If any L/C Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrowers shall either (A) provide cash collateral therefor in the manner described above, (B) cause all such Letters of Credit and guaranties thereof to be canceled and returned, or (C) deliver a stand-by letter (or letters) of credit in guarantee of such L/C Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus 30 additional days) as, and in an amount equal to, the L/C Cash Collateral Amount for Letters of Credit to which such outstanding L/C Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are be satisfactory to Collateral Agent in its sole discretion.

          (iii) From time to time after funds are deposited in the Cash Collateral Account by any Borrower, whether before or after the Commitment Termination Date, Administrative Agent may request that some or all of such funds be turned over to it by Collateral Agent, and Administrative Agent may apply any such funds so turned over to it to the payment of any amounts, and in such order as Administrative Agent may elect, as shall be or shall become due and payable by such Borrower to Lenders with respect to such L/C Obligations of such Borrower and, upon the satisfaction in full of all L/C Obligations of such Borrower, to any other Obligations of any Borrower then due and payable.

          (iv) Neither Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all L/C Obligations and the payment of all amounts payable by Borrowers to Agents and Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations then due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrowers or as otherwise required by law.

     (d) Fees and Expenses.  Borrowers agrees to pay (i) to Administrative
         -----------------
Agent, for the ratable benefit of Lenders, as compensation to such Lenders for L/C Obligations incurred hereunder, (A) all costs and expenses incurred by Administrative Agent, Collateral Agent or any Lender on account of such L/C Obligations, and (B) for each month during which any L/C Obligation shall remain outstanding, a Fee (the "L/C Fee") in an amount equal to two percent (2.0%) per
                         -------                                            ---
annum multiplied by the maximum amount available from time to time to be drawn
-----
under the applicable Letters of Credit, which Fee shall be paid to Administrative Agent, for the benefit of Agents and Lenders, in arrears, on the first day of each month and on the Commitment Termination Date, and (ii) to any L/C Issuer, on demand, such routine and customary fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of each Letter of Credit issued by it or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

     (e) Request for Incurrence of L/C Obligations.  Borrower Representative
         -----------------------------------------
shall give Administrative Agent at least one Business Days' prior written notice requesting the incurrence of any L/C Obligation, specifying the date such L/C Obligation is to be incurred, identifying the beneficiary and the Borrower to which such L/C Obligation relates and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit (which shall have been accepted by the L/C Issuer) to be guaranteed and, to the extent not previously delivered to Administrative Agent, copies of all agreements between Borrower and the L/C Issuer pertaining to the issuance of Letters of Credit. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower Representative and approvals by Administrative Agent and the L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower Representative, Administrative Agent and the L/C Issuer.

     (f) Obligation Absolute.  The obligation of Borrowers to reimburse
         -------------------
Administrative Agent and Lenders for payments made with respect to any L/C Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Lender to make payments to Administrative Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrowers and Lenders shall be paid strictly in accordance with the terms hereof under all circumstances, including the following:

         (i) any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

         (ii) the existence of any claim, setoff, defense or other right that any Borrower or any of their respective Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Administrative Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between any Borrower or any of their respective Affiliates and the beneficiary for which the Letter of Credit was procured);

          (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) payment by Administrative Agent (except as otherwise expressly provided in PARAGRAPH (g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit or such guaranty;

          (v) any other circumstance or event whatsoever that is similar to any of the foregoing; or

          (vi) the fact that a Default or an Event of Default shall have occurred and be continuing.

     (g) Indemnification; Nature of Lenders' Duties.
         ------------------------------------------

          (i) In addition to amounts payable as elsewhere provided in the Agreement, Borrowers hereby agree to pay and to protect, indemnify, and save harmless Administrative Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including attorneys' fees and allocated costs of internal counsel) that Administrative Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or (B) the failure of Administrative Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case
     -------    --------
     other than to the extent it results from the gross negligence or willful misconduct of Administrative Agent or such Lender (as finally determined by a court of competent jurisdiction).

          (ii) As between Administrative Agent and any Lender and Borrowers, Borrowers assume all risks of the acts and omissions of, or misuse of any Letter of Credit by, beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, neither Administrative Agent nor any Lender shall be responsible for:
     (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided,
                                                                      --------
     that in the case of any payment by Administrative Agent under any Letter of Credit or guaranty thereof, Administrative Agent shall be liable to the extent such payment was made as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Administrative Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Administrative Agent's or any Lender's rights or powers hereunder or under the Agreement.

          (iii) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrowers in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between or among Borrowers and such L/C Issuer.

                             ANNEX C (SECTION 1.6)
                                      -----------
                                       TO

                                CREDIT AGREEMENT
                                ----------------


                             CASH MANAGEMENT SYSTEM
                             ----------------------

          Each Borrower shall maintain the cash management system described below:

          1. Each Borrower shall deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting Store receipts or payments made in respect of any and all Collateral into one or more bank accounts in such Borrower's name (each, a "Borrower Account" and collectively, the "Borrower Accounts") at a bank
 ----------------                         ------------------
identified in SCHEDULE 3.19 as a bank at which such Borrower Accounts are
              -------------
maintained (each, a "Relationship Bank").
                     -----------------

          2. Borrower Representative shall designate one of its Borrower Accounts as its disbursement account (the "Disbursement Account") into which
                                           --------------------
Administrative Agent shall, from time to time, deposit proceeds of Revolving Credit Advances made to Borrowers pursuant to SECTION 1.1 for use by Borrowers solely in accordance with the provisions of SECTION 1.4.

          3. a. On or before the thirtieth day after the Closing Date (or such later date as Administrative Agent and Collateral Agent shall consent to in writing), with respect to all Borrower Accounts that are not subject to Existing Collection Account Agreements (but subject to PARAGRAPH 3(c) below), the applicable Borrower and Relationship Bank shall have executed and delivered to Collateral Agent a Collection Account Agreement.

             b. So long as no Default or Event of Default shall have occurred and be continuing, Borrowers may amend SCHEDULE 3.19 to add or
                                                 -------------
          replace a Borrower Account or to designate a different Disbursement Account; provided, that (i) Collateral Agent shall have consented in
                   --------
          writing in advance to the opening of such account with the relevant bank and (ii) prior to the time of the opening of any Borrower Account, the applicable Borrower and such bank shall have executed and delivered to Collateral Agent a Collection Account Agreement.

             c. Notwithstanding the foregoing, Borrowers shall be permitted to maintain bank accounts with banks that are not subject to Collection Account Agreements so long as (i) the balances in such bank accounts are deposited not less frequently than once per week into one of the Borrower Accounts and (ii) the aggregate balance in all such bank accounts shall not exceed $350,000 at any time.


          4. During the period (the "Activation Period") commencing one Business
                                     -----------------
Day after a Relationship Bank's receipt of an Activation Notice (as defined below) from BofA, acting either in its capacity as (a) Collateral Agent (i) for the benefit and at the joint request of Agents or (ii) for the benefit and at the request of Requisite Lenders, or (b) Common Collateral Agent for the benefit and at the request of Agents or Requisite Lenders, as applicable, and ending upon the earlier of the termination of the applicable Collection Account Agreement pursuant to its terms and the date on which BofA, acting in any of the capacities described in this PARAGRAPH 4, notifies the relevant Relationship Bank in writing that such Activation Period has ended, the relevant Relationship Bank shall forward immediately all amounts in each Borrower Account at such Relationship Bank to (1) with respect to Borrower Accounts subject to an Existing Collection Account Agreement, the bank account of BofA designated therein (the "Loan Agent Account") and (2) with
                                         ------------------
respect to all other Borrower Accounts subject to a Collection Account Agreement, the Control Account, and shall commence the process of daily sweeps from such Borrower Accounts into the Loan Agent Account or Control Account, as applicable (and the relevant Borrower shall not, and shall not cause or permit any Affiliate thereof to, accumulate or maintain cash in any of such Borrower's Borrower Accounts). "Activation Notice" means a written notice to a Relationship
                     -----------------
Bank that may be given at any time at which an Event of Default shall have occurred and be continuing, which, with respect to all Borrower Accounts subject to an Existing Collection Account Agreement, shall be in the form annexed to such Existing Collection Account Agreement, and with respect to all other Borrower Accounts, shall be in the form of EXHIBIT C-2. All payments
                                           -----------
received by Administrative Agent or Collateral Agent at any time during the Activation Period and all proceeds of other Collateral received by the Administrative Agent or Collateral Agent, whether through payment or otherwise, will be the sole property of the Administrative Agent or Collateral Agent, as the case may be, for the ratable benefit of Agents and Lenders, and will be deemed received by the Administrative Agent or Collateral Agent, as the case may be, for application to the Obligations pursuant to the terms of the Agreement.

          5. The Borrower Accounts and Disbursement Accounts shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Revolving Loan and all other Obligations, and in which each Borrower shall have granted a Lien to Collateral Agent, for the ratable benefit of Agents and Lenders, pursuant to the Security Agreement.

          6. All amounts deposited in the Control Account shall be deemed received by Administrative Agent in accordance with SECTION 1.8 and shall be applied (and allocated) by Administrative Agent in accordance with SECTION 1.9. In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Control Account.

          7. Each Borrower shall and shall cause its Affiliates, officers, employees, agents, directors or other Persons acting for or in concert with such Borrower (each a "Related Person") to (a) hold in trust for Collateral Agent,
                  --------------
for the benefit of Agents and Lenders, all checks, cash and other items of payment received by such Borrower or any such Related Person, and (b) upon receipt by such Borrower or any such Related Person of any checks, cash or other items of payment, immediately deposit the same into a Borrower Account of such Borrower (subject to PARAGRAPH 3(C) above). Each Borrower shall deposit all proceeds of the sale or other disposition of any Collateral directly into a Borrower Account or (in the case of any Borrower other than BCI) of the Borrower that is such Borrower's corporate parent.

                            ANNEX D (SECTION 2.1(a))
                                     -------------

                                       TO

                                CREDIT AGREEMENT
                                ----------------



                             SCHEDULE OF DOCUMENTS
                             ---------------------


                                 [See attached]
                                  ---

                            ANNEX E (SECTION 4.1(a))
                                     -------------
                                       TO
                                CREDIT AGREEMENT
                                ----------------


                   FINANCIAL STATEMENTS AND BUDGET; REPORTING
                   ------------------------------------------

     Borrowers shall deliver or cause to be delivered to Agents the following:

     (a) Retail Period Financial Statements.  As soon as available and in any
         ----------------------------------
event within 20 days after the end of each Retail Period of BCI (or in the case of the last Retail Period of each Fiscal Quarter of BCI, within 45 days after the end of such Retail Period), financial information regarding Borrowers certified by a Reporting Officer of BCI (in his or her capacity as such, without personal liability therefor) and consisting of: (i) consolidated balance sheets of Borrowers as at the end of such Retail Period, (ii) consolidated statements of operations of Borrowers for the period commencing at the end of the previous Fiscal Year and ending with the end of such Retail Period and for the period commencing at the end of the previous Retail Period and ending with the end of such Retail Period, and (iii) consolidated statements of cash flows of Borrowers for the portion of the Fiscal Year ended with the last day of such Retail Period and for the period commencing at the end of the previous Retail Period and ending with the end of such Retail Period, all in reasonable detail and, for statements of operations, stating in comparative form the respective budget figures for the corresponding period, and a report of sales by Retail Period by unit in form reasonably acceptable to Administrative Agent.

     (b) Quarterly Financial Statements.  As soon as available and in any event
         ------------------------------
within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of BCI, (i) consolidated balance sheets of Borrowers as at the end of such Fiscal Quarter, (ii) consolidated statements of operations of Borrowers for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, (iii) consolidated statements of cash flows of Borrowers for the portion of the Fiscal Year ended with the last day of such Fiscal Quarter, and (iv) combined statements of operations of Borrowers, all in reasonable detail and stating in comparative form the respective consolidated or combined figures for the corresponding date and period in the previous Fiscal Year and, in the case of the consolidated statements, certified by a Reporting Officer (in his or her capacity as such, without personal liability therefor) as being prepared consistent with BCI's audited annual financial statements (subject (a) to year-end adjustments and changes in accounting policies permitted by GAAP which have been disclosed in writing to Agents, and (b) to adjustments necessary to factor out the consolidated results of operations and financial position of ENBC from such Financial Statements).

     (c) Annual Audited Financial.  Within 90 days after the end of each Fiscal
         ------------------------
Year, audited Financial Statements for Borrowers on a consolidated basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification (except for qualifications as may be reasonably acceptable to Requisite Lenders, it being agreed that a "going concern" qualification shall be acceptable) by an independent certified public accounting firm of national standing or otherwise acceptable to Agents and, in the case of the consolidated statements, certified by a Reporting Officer (in his or her capacity as such, without personal liability therefor) as being prepared consistent with BCI's audited annual financial statements (subject to adjustments necessary to factor out the consolidated results of operations and financial position of ENBC from such Financial Statements). Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) a letter addressed to Administrative Agent, on behalf of itself, Collateral Agent and Lenders, in form and substance reasonably satisfactory to Administrative Agent and subject to standard qualifications adopted by nationally recognized accounting firms, signed by such accounting firm acknowledging that Agents and Lenders are entitled to rely upon such accounting firm's certification of such audited Financial Statements, (iv) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (v) the certification of the Chief Executive Officer or Chief Financial Officer of BCI (in his or her capacity as such, without personal liability therefor) that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrowers on a consolidated basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

     (d)  Compliance Certificate; Budget Reconciliation; Subject Asset Sales.
          ------------------------------------------------------------------
The Financial Statements furnished by Borrowers:

          i) pursuant to the preceding CLAUSES (a)-(c) shall be accompanied by a duly completed compliance certificate in the form of EXHIBIT E (a
                                                            ---------
     "Compliance Certificate") signed by a Reporting Officer (in his or her
      ----------------------
     capacity as such, and without personal liability therefor);

          ii) pursuant to the preceding CLAUSES (a) or (b) shall be accompanied by a reconciliation report of actual to projected experience on the Budget, in form and substance and containing such supporting information as is reasonably acceptable to Agents, signed by a Reporting Officer (in his or her capacity as such, and without personal liability therefor); and

          iii) pursuant to the preceding CLAUSES (b) or (c) shall be accompanied by a report setting forth in reasonable detail the Net Cash Proceeds of all Subject Asset Sales during the Fiscal Quarter that is the subject of the relevant Financial Statements (or during the fourth Fiscal Quarter of the relevant Fiscal Year if the relevant Financial Statements are the annual statements), and calculating the amount, if any, payable to Administrative Agent pursuant to SECTION 1.3(b)(iii) (net of the $500,000 basket provided for in the introductory provision of SECTION 1.3(b)(iii) (to the extent received during the relevant Fiscal Quarter) and any amounts paid pursuant to SECTION 1.3(b)(iii)(A)), in form and substance and containing such supporting information as is reasonably acceptable to Agents, signed by a Reporting Officer (in his or her capacity as such, and without personal liability therefor).

     (e)  Management Letters.  Within five Business Days after receipt thereof
          ------------------
by any Borrower, copies of all management letters, exception reports or similar letters or reports received by such Borrower from its independent certified public accountants.

     (f) Operating Plan; Updated Budget.
         ------------------------------

         (i) As soon as available, but not later than 30 days after the end of each Fiscal Year, an annual operating plan for Borrowers, approved by the Board of Directors of BCI, for the following year, which will (A) include a statement of all of the material assumptions on which such plan is based,
     (B) include monthly balance sheets and a monthly budget for the following Fiscal Year and (C) integrate sales, gross profits, operating expenses, operating profit, and cash flow projections, all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, Capital Expenditures and facilities.

          (ii) No later than 60 days before the end of Fiscal Year 1999, Borrowers shall deliver to Agents a revised Budget which reflects projections (on a Retail Period by Retail Period basis) for all subsequent Retail Periods already covered by the Budget and for Retail Periods 1-4 of Fiscal Year 2000.

     (g) Weekly Store Revenue; Other Weekly Reporting.  As soon as available and
         --------------------------------------------
in any event within five Business Days after the end of each calendar week, a report of Store Revenue for all Stores operated by BCI, the Operating Subsidiaries and each Financed Franchisee (to the extent provided to BCI) on a region by region basis, in form and substance and containing such supporting information as is reasonably acceptable to the Agents (which report may be delivered by electronic mail), signed or otherwise acknowledged by a Reporting Office (in his or her capacity as such, and without personal liability therefor), including, without limitation, the "flash" report of sales by week by unit in the most complete form as previously delivered to each of the Agents. If, during the relevant week for which the foregoing reports are to be delivered, the ENBC Proceeds Cash Collateral Amount was greater than zero, Borrower Representative shall include with such reports (or deliver concurrently therewith) an accounting and reconciliation of the ENBC Proceeds Cash Collateral Amount for such week; and

     (h) Default Notices.  As soon as practicable, and in any event within three
         ---------------
Business Days after an executive officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event that has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof and the action which is proposed to be taken by Borrower with respect thereto, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.

     (i) SEC Filings and Press Releases.  Promptly upon their becoming
         ------------------------------
available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Borrower to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Borrower with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Borrower to the public concerning material adverse changes or developments in the business of any such Person.

     (j) The Chapter 11 Cases.  As soon as practicable, copies of all pleadings,
         --------------------
motions, applications, judicial information, financial information and other documents filed by or on behalf of any Borrower with the Bankruptcy Court or the United States Trustee in any Chapter 11 Case, or distributed by or on behalf of any Borrower to any official committee appointed in any Chapter 11 Case (except to the extent any such information is subject to a confidentiality agreement between such Borrower and any such committee).

     (k) Supplemental Schedules.  Any supplemental disclosures required by
         ----------------------
SECTION 5.6.

     (l) Litigation.  Promptly upon learning thereof, notice of any Litigation
         ----------
commenced or threatened against any Borrower or Subsidiary thereof which, in any one case or in the aggregate, are material to Borrowers taken as a whole, or adversely affect the ability of any Borrower to perform its obligations under the Loan Documents.

     (m) Insurance Notices.  Promptly upon learning thereof, disclosure of
         -----------------
losses or casualties required by SECTION 5.4.

     (n) ERISA reports.  Promptly after the filing or receiving thereof, copies
         -------------
of all substantive reports, including annual reports, with respect to each Plan for which any Borrower is the plan sponsor and material notices which any Borrower files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within 30 days after any Borrower knows or has reason to know that the PBGC or any Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of a Reporting Officer (in his or her capacity as such and with no personal liability therefor) setting forth details as to such Plan termination and the action such Borrower proposes to take with respect thereto.

     (o) Lease Amendments.  As soon as practicable, but no later than thirty
         ----------------
days of the adoption thereof, copies of all material amendments to real estate leases.

     (p) Financed Franchisee Financials.  As soon as available and in any event
         ------------------------------
within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of each Financed Franchisee, and as soon as available and in any event within ninety (90) days after the end of each Fiscal Year of each Financed Franchisee, (i) balance sheets of each such Financed Franchisee as at the end of such Fiscal Quarter or Fiscal Year, statements of operations of each such Financed Franchisee for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter or Fiscal Year, and statements of cash flows of each such Financed Franchisee for the portion of the Fiscal Year ended with the last day of such Fiscal Quarter or Fiscal Year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous Fiscal Year (provided, that Borrowers shall only be obligated to deliver the foregoing
      --------
financial statements to the extent actually received by Borrowers, it being understood that Borrowers will use commercially reasonable efforts to obtain such financial statements from the Financed Franchisees), and (ii) with respect to Platinum, (A) so long as BCI is providing accounting services for Platinum, a certificate in favor of Administrative Agent and Lenders of a Reporting Officer (in his or her capacity as such, without personal liability therefor) that such financial statements are, to the best of such officer's knowledge, prepared in accordance with GAAP, or (B) otherwise, a certificate in favor of Administrative Agent and Lenders by the chief executive officer, the chief financial officer or treasurer of Platinum as accurate, subject to changes resulting from normal, recurring year-end adjustments (provided, that Borrowers shall only be obligated
                                --------
to deliver the certificate described in this CLAUSE (B) to the extent actually received by Borrowers, it being understood that Borrowers will use commercially reasonable efforts to obtain such certificate from the Financed Franchisees).

     (q) Other Borrower Documents.  To any Agent or Lender, such other financial
         ------------------------
and other information respecting any Borrower's business or financial condition as such Agent or Lender shall, from time to time, reasonably request. Without limiting the foregoing, BCI shall cooperate with Agents and their financial advisors and provide access to information sufficient so that such financial advisors can prepare a reconciliation of Borrowers' actual performance to that projected in the short-term treasury (cash-flow) model prepared by BCI and previously delivered to Agents (as the same may be updated from time to time).

                            ANNEX F (SECTION 6.10)
                                     ------------

                                      TO

                               CREDIT AGREEMENT
                               ----------------


                              FINANCIAL COVENANTS
                              -------------------



          Borrowers shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

     1.   Minimum System EBITDAL.  Borrowers shall maintain System EBITDAL
          ----------------------
during each "Rolling Period" (as defined below), as measured as of the last day of such Rolling Period, that is at least the amount set forth for such Rolling Period in the table below.

       ------------------------------------------------------------------------------------
                                                          MINIMUM SYSTEM EBITDAL FOR SUCH
          ROLLING PERIOD ENDING WITH:                            ROLLING PERIOD
       ------------------------------------------------------------------------------------
           Retail Period 11 ending                                ($12,400,000)
              November 1, 1998
       ------------------------------------------------------------------------------------
        Retail Period 12 ending November                           ($7,900,000)
                  29, 1998
       ------------------------------------------------------------------------------------
        Retail Period 13 ending December                           ($3,400,000)
                  27, 1998
       ------------------------------------------------------------------------------------
        Retail Period 1 ending January 24,                           ($500,000)
                    1999
       ------------------------------------------------------------------------------------
           Retail Period 2 ending                                   $3,900,000
              February 21, 1999
       ------------------------------------------------------------------------------------
        Retail Period 3 ending March 21,                            $7,700,000
                    1999
       ------------------------------------------------------------------------------------
        Retail Period 4 ending April 18,                           $11,500,000
                    1999
       ------------------------------------------------------------------------------------
        Retail Period 5 ending May 16,                             $15,500,000
                    1999
       ------------------------------------------------------------------------------------
        Retail Period 6 ending June 13,                            $19,000,000
                    1999
       ------------------------------------------------------------------------------------
       Retail Period 7 ending July 11,                             $21,500,000
                    1999
       ------------------------------------------------------------------------------------
       Retail Period 8 ending August 8,                            $30,100,000
                    1999
       ------------------------------------------------------------------------------------
           Retail Period 9 ending                                  $31,300,000
              September 5, 1999

       ------------------------------------------------------------------------------------
                                                          MINIMUM SYSTEM EBITDAL FOR SUCH
          ROLLING PERIOD ENDING WITH:                            ROLLING PERIOD
       ------------------------------------------------------------------------------------
         Retail Period 10 ending October 3,                        $40,200,000
                     1999
       ------------------------------------------------------------------------------------
         Retail Period 11 ending October                           $44,500,000
                    31, 1999
       ------------------------------------------------------------------------------------
         Retail Period 12 ending November                          $45,000,000
         28, 1999 and all subsequent Retail
                     Periods
       ------------------------------------------------------------------------------------

Borrowers shall, on and after the Closing Date, continue to calculate System EBITDAL on a basis consistent with their calculations prior to the Closing Date.

     2.   Definitions.  As used in the Agreement, the following terms shall have
          -----------
the following meanings:

     "Combined Overhead" means, with respect to any specified period, the sum of
      -----------------
field operating overhead plus field development overhead plus support center
                         ----                            ----
overhead (exclusive of transaction costs, severance costs, Store closing costs and one-time non-recurring charges), in each case of BCI, the Operating Subsidiaries, Platinum, and (with respect to Retail Periods 8-10 of Fiscal Year 1998 only) the Financed Franchisees other than Platinum, in each case for such period, minus fees paid to BCI by ENBC in connection with the performance by BCI
        -----
of accounting, administrative, financing, real estate, computer and communication services during such period.

     "Rolling Period" means (i) for each Retail Period commencing with Retail
      --------------
Period 11 in 1998 through and including Retail Period 7 in 1999, the period from July 13, 1998 through the last day of such Retail Period, and (ii) for each subsequent Retail Period, the period of thirteen consecutive Retail Periods that ends on the last day of such Retail Period.

     "Store EBITDAL" means, with respect to any specified period, (1) the
      -------------
combined net revenue (i.e. gross revenue net of taxes, customer coupons and
                      ----
discounts) generated by all Stores operated by BCI, the Operating Subsidiaries, Platinum, and (with respect to Retail Periods 8-10 of Fiscal Year 1998 only) the Financed Franchisees other than Platinum, minus (2) (a) food and paper costs
                                          -----
plus (b) Store employee wages, salaries and benefit payments plus (c) other
----                                                         ----
Store operating and occupancy costs plus (d) the amount of required media
                                    ----
contributions at the Store level, in each case, of BCI, the Operating Subsidiaries, Platinum, and (with respect to Retail Periods 8-10 of Fiscal Year 1998 only) the Financed Franchisees other than Platinum, in each case for such period.

     "System EBITDAL" means, with respect to any specified period, the Store
      --------------
EBITDAL for such period minus the Combined Overhead for such period.
                        -----

     3.   Miscellaneous.  Unless otherwise specifically provided herein, any
          -------------
accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Change" (as defined below) occurs and such change result in a change in the calculation of the Financial Covenants, standards or terms used in the Agreement or any other Loan Document, then Borrower Representative,

Administrative Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating Borrowers' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, that the agreement of
                                                 --------
Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. "Accounting Change" means changes in accounting
                                 -----------------
principles permitted under GAAP and concurred in by Borrower's certified public accountants. If Borrowers and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If Administrative Agent, Borrower and Requisite Lenders cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of Financial Covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

                           ANNEX G (SECTION 1.1(d))
                                    --------------

                                      TO

                               CREDIT AGREEMENT
                               ----------------



                      LENDERS' WIRE TRANSFER INFORMATION
                      ----------------------------------


GE Capital:                                          Bank of America:
-----------                                          ----------------

General Electric Capital Corporation:                Bank of America
-------------------------------------                Chicago, IL
                                                     Account No. 0394286455
General Electric Capital Corporation                 ABA #071-000-039
c/o Bankers Trust Company                            Attn: Barbara Braun
One Bankers Trust Plaza                              Reference: Commercial Loan-Boston
New York, NY  10006                                  Chicken/DAP loan unit #33243
Account No. 502-59-088,
ABA No. 021 001 033
Reference: Boston Chicken-S. DeRaffele.


Sanwa Business Credit Corporation:                   LaSalle National Bank:
----------------------------------                   ----------------------

Sanwa Business Credit Corporation                    LaSalle National Bank
C/O Harris Trust & Savings                           Chicago, IL
111 W. Monroe                                        ABA # 071000505
Chicago, IL  60690                                   Account: Commercial Loan Clearing
SBCC ACCT # 401-689-5                                For further credit to: Boston Chicken
ABA # 071-000-288                                    Notify: Michelle Buchanan
Attn: Madeline Arreguin                              (312) 904-6154

Hour L.L.C.:
------------

Chase Manhattan Bank
New York, NY
ABA #021-000-021
Acct Name: HOUR L.L.C.
Acct #: 066-210674

                            ANNEX H (SECTION 11.10)
                                     -------------

                                      TO

                               CREDIT AGREEMENT
                               ----------------


                               NOTICE ADDRESSES
                               ----------------

(A)  If to Administrative Agent or GE          (B)  If to Administrative Agent (SOLELY
     Capital (OTHER THAN FOR                        FOR PURPOSES OF SENDING NOTICES OF
     PURPOSES OF SENDING                            REVOLVING CREDIT ADVANCES,
     NOTICES OF REVOLVING                           NOTICES OF VOLUNTARY PREPAYMENT/REDUCTION,
     CREDIT ADVANCES, NOTICES                       AND NOTICES OF MANDATORY PREPAYMENT), at:
     OF VOLUNTARY
     PREPAYMENT/REDUCTION, AND
     NOTICES OF MANDATORY
     PREPAYMENT), at
                                                     General Electric Capital Corporation
GE Capital Structured Finance, Inc.                  201 High Ridge Road
777 Long Ridge Road                                  Stamford, CT  06927
Building B, 1st Floor                                Attn: Dean Melanokos, Portfolio Analyst
Stamford, Connecticut 06927                          Facsimile: 203/316-7817
Attn: Daniel P. Gioia                                Telephone: 203/316-7661
Facsimile: 203/703-1777
Telephone: 203/357-6245                              and

and                                                  General Electric Capital Corporation
                                                     777 Long Ridge Road
David Huet, Esq.                                     Bldg. B, 1st Floor
GE Capital Structured Finance, Inc.                  Stamford, CT  06927
777 Long Ridge Road                                  Attn: Sandy DeRaffele, Transaction Coordinator
Building B, 1st Floor                                Facsimile: 203/316-7989
Stamford, Connecticut 06927                          Telephone: 203/357-3529
Facsimile: 203/703-1777
Telephone: 203/357-3159                              (C)  If to Collateral Agent, at

with a copy to:                                      Bank of America National Trust and Savings Association
                                                     231 South LaSalle Street
Murphy Sheneman Julian & Rogers                      Chicago, Illinois  60697
2049 Century Park East, Suite 2100                   Attention: David A. Johanson
Los Angeles, CA  90067                               Facsimile:(312) 974-9102
Attn: N. Dwight Cary and Jean B. LeBlanc             Telephone:(312) 828-7933
Facsimile: 310/788-3777                              and
Telephone: 310/788-3700                              Lynn D. Simmons
                                                     Facsimile:(312) 987-0234
                                                     Telephone:(312) 828-8647

(D)  If to Borrowers or any of them, to
     Borrower Representative at

Boston Chicken, Inc.
14123 Denver West Parkway
P.O. Box 4086
Golden, Colorado  80401-4086
Attention: Lawrence White, Chief Financial
Officer
Facsimile:  (303) 216-5550
Telephone:  (303) 216-5640

With copies to:

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1500 Nationsbank Plaza
300 Convent Street, Suite 1500
San Antonio, Texas 78205
Attention: Patrick Ryan, Esq.
Facsimile:  210/224-2035
Telephone:  210/281-7000

(E)  If to any Lenders other than Agents, to

Sanwa Business Credit Corporation                               LaSalle National Bank
One South Wacker Drive                                          135 S. LaSalle Street, Suite 240
Chicago, Illinois  60606                                        Chicago, Illinois 60603
Attn: Philip Raby                                               Attn: John Thurston
Facsimile:  (312) 782-6486                                      Facsimile:  (312) 904-6225
Telephone:  (312) 853-1378                                      Telephone:  (312) 904-5487


Hour L.L.C.
2 American Lane
Greenwich, Connecticut  06836
Attn:  Paul Guggenheimer
Facsimile:  (203) 862-7229
Telephone:  (203) 861-3269

                       ANNEX I (ANNEX A - "COMMITMENTS")
                                -------
                                      TO
                               CREDIT AGREEMENT
                               ----------------


                      COMMITMENTS AS OF THE CLOSING DATE
                      ----------------------------------


---------------------------------------------------------------------------------
                                                     REVOLVING LOAN COMMITMENT
                 LENDER                                       AMOUNT
---------------------------------------------------------------------------------
GE Capital                                                 $42,000,000
---------------------------------------------------------------------------------
Bank of America NT&SA                                      $10,000,000
---------------------------------------------------------------------------------
Sanwa Business Credit Corporation                          $ 8,000,000
---------------------------------------------------------------------------------
LaSalle National Bank                                      $ 5,000,000
---------------------------------------------------------------------------------
Hour L.L.C.                                                $ 5,000,000
---------------------------------------------------------------------------------

                                    ANNEX J
                              TO CREDIT AGREEMENT
                              -------------------

                             AVAILABILITY AMOUNTS
                             --------------------

     As used in the Agreement, "Availability Amount" means, with respect to any
                                -------------------
Retail Period, the amount shown for such Retail Period in the following table:

                -----------------------------------------------------------------
                       RETAIL PERIOD                        AVAILABILITY AMOUNT
                -----------------------------------------------------------------
                       No. 11, 1998                             $6,900,000
                -----------------------------------------------------------------
                       No. 12, 1998                             $3,000,000
                -----------------------------------------------------------------
                       No. 13, 1998                             $8,100,000
                -----------------------------------------------------------------
                       No. 1, 1999                              $3,000,000
                -----------------------------------------------------------------
                       No. 2, 1999                              $6,700,000
                -----------------------------------------------------------------
                       No. 3, 1999                              $4,800,000
                -----------------------------------------------------------------
                       No. 4, 1999                              $3,000,000
                -----------------------------------------------------------------
                       No. 5, 1999                              $5,300,000
                -----------------------------------------------------------------
                       No. 6, 1999                              $3,000,000
                -----------------------------------------------------------------
                       No. 7, 1999                              $5,300,000
                -----------------------------------------------------------------
                       No. 8, 1999                              $4,600,000
                -----------------------------------------------------------------
                       No. 9, 1999                              $8,500,000
                -----------------------------------------------------------------
                       No. 10, 1999                             $10,300,000
                -----------------------------------------------------------------
                       No. 11, 1999                             $3,200,000
                -----------------------------------------------------------------
                       No. 12, 1999                             $6,100,000
                -----------------------------------------------------------------
                       No. 13, 1999                             $4,800,000
                -----------------------------------------------------------------
                       Nos.1-3, 2000                   to be determined based on
                                                      amended Budget delivered
                                                    pursuant to PARAGRAPH (f)(II)
                                                                of ANNEX E
                -----------------------------------------------------------------

                                      J-1

                                    ANNEX K

                                      TO
                               CREDIT AGREEMENT
                               ----------------

                            CHAPTER 11 CASE NUMBERS
                            -----------------------

---------------------------------------------------------------------------------------
                    BORROWER                              CHAPTER 11 CASE NUMBER
---------------------------------------------------------------------------------------
Boston Chicken, Inc.                                         98-12548-PHX-CGC
---------------------------------------------------------------------------------------
BC Real Estate Investments, Inc.                             98-12564-PHX-CGC
---------------------------------------------------------------------------------------
BCI Acquisition Sub, L.L.C.                                  98-12569-PHX-CGC
---------------------------------------------------------------------------------------
Progressive Food Concepts, Inc.                              98-12566-PHX-CGC
---------------------------------------------------------------------------------------
BCI Mayfair, Inc.                                            98-12565-PHX-CGC
---------------------------------------------------------------------------------------
BCI R&A, Inc.                                                98-12567-PHX-CGC
---------------------------------------------------------------------------------------
BCI Massachusetts, Inc.                                      98-12562-PHX-CGC
---------------------------------------------------------------------------------------
BCI West, Inc.                                               98-12568-PHX-CGC
---------------------------------------------------------------------------------------
BCI Southwest, Inc.                                          98-12563-PHX-CGC
---------------------------------------------------------------------------------------
Buffalo P&L Food Services, Inc.                              98-12570-PHX-CGC
---------------------------------------------------------------------------------------
Mid-Atlantic Restaurant Systems, Inc.                        98-12561-PHX-CGC
---------------------------------------------------------------------------------------
Mayfair Partners, L.P.                                       98-12549-PHX-CGC
---------------------------------------------------------------------------------------
BC Great Lakes, L.L.C.                                       98-12550-PHX-CGC
---------------------------------------------------------------------------------------
BC New York, L.L.C.                                          98-12558-PHX-CGC
---------------------------------------------------------------------------------------
BC GoldenGate, L.L.C.                                        98-12551-PHX-CGC
---------------------------------------------------------------------------------------
BC Superior, L.L.C.                                          98-12554-PHX-CGC
---------------------------------------------------------------------------------------
BC Heartland, L.L.C.                                         98-12555-PHX-CGC
---------------------------------------------------------------------------------------
BC Tri-States, L.L.C.                                        98-12556-PHX-CGC
---------------------------------------------------------------------------------------
Finest Foodservice, L.L.C.                                   98-12557-PHX-CGC
---------------------------------------------------------------------------------------
P & L Food Services, L.L.C.                                  98-12560-PHX-CGC
---------------------------------------------------------------------------------------
R&A Food Services, L.P.                                      98-12559-PHX-CGC
---------------------------------------------------------------------------------------
BC Boston, L.P.                                              98-12553-PHX-CGC
---------------------------------------------------------------------------------------
BCE West, L.P.                                               98-12547-PHX-CGC
---------------------------------------------------------------------------------------
B.C.B.M. Southwest, L.P.                                     98-12552-PHX-CGC
---------------------------------------------------------------------------------------

                                      K-1